STATEMENT OF ADDITIONAL INFORMATION

July 28, 2016

As amended April 20, 2017

BLACKSTONE ALTERNATIVE

INVESTMENT FUNDS

345 Park Avenue

28th Floor

New York, New York 10154

212-583-5000

Blackstone Alternative Multi-Strategy Fund

Class D Shares – BXMDX

Class I Shares – BXMIX

Class R Shares – BXMRX

Class Y Shares – BXMYX

The prospectus of Blackstone Alternative Multi-Strategy Fund (“BAMSF” or the “Fund”), a series of Blackstone Alternative Investment Funds (the “Trust”), dated July 28, 2016 (the “Prospectus”), provides the basic information investors should know before investing. This Statement of Additional Information (“SAI”), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus. The Fund’s financial statements and financial highlights for the period ended March 31, 2016 contained in the Trust’s Annual Report are incorporated by reference into, and are deemed to be part of, this SAI. You may request a copy of the Prospectus, the Annual Report, or this SAI free of charge by contacting the Fund at the address or telephone number provided above.

DESCRIPTION OF THE FUND

The Trust was organized as a Massachusetts business trust on August 27, 2012 under the name Blackstone Investor Solutions Funds. On September 10, 2012, the Trust was renamed Blackstone Alternative Investment Funds. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-ended management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest, which may be divided into different series and classes. BAMSF is currently the sole series of the Trust. BAMSF is non-diversified and currently offers four classes of shares: Class D Shares, Class I Shares, Class R Shares, and Class Y Shares.

INVESTMENT POLICIES AND RESTRICTIONS

The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional related information is provided below. The various investment funds (“Investment Funds”) in which the Fund invests are not subject to the investment policies of the Fund and may have different or contrary investment policies.

Organization and Management of the Wholly-Owned Subsidiaries

The Fund’s assets may be invested in wholly-owned and controlled subsidiaries (the “Subsidiaries”) of the Fund, one of which is an exempted company with limited liability formed under the laws of the Cayman Islands (the “Cayman Subsidiary”) and two of which are limited liability companies disregarded for tax purposes and formed under the laws of the State of Delaware (the “Domestic Subsidiaries”). Each Subsidiary is advised by Blackstone Alternative Investment Advisors LLC (the “Adviser” or “BAIA”) and has the same investment objective as the Fund. The Cayman Subsidiary has a board of directors and each Domestic Subsidiary has a board of managers. The Fund looks through each Subsidiary for the purposes of compliance with its investment policies and the applicable provisions of the 1940 Act relating to the capital structure, affiliated transactions and custody. Each Subsidiary has an eligible custodian under Section 17 of the 1940 Act. The Adviser may retain one or more Sub-Advisers to invest each Subsidiary’s assets or the Adviser may invest the Subsidiaries’ assets. Each of the Fund and the Cayman Subsidiary is expected to be a commodity pool subject to regulation by the U.S. Commodity Futures Trading Commission (“CFTC”). The pool operator of the Domestic Subsidiaries is expected to be exempt from registration as such with the CFTC with respect to the Domestic Subsidiaries.

Fundamental Investment Restrictions

The Fund is subject to the following fundamental investment restrictions. The Fund may (except as noted below):

(1)	Borrow money, make loans, or issue senior securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder, or applicable orders of the Securities and Exchange Commission (the “SEC”), as such statute, rules, regulations, or orders may be amended from time to time.

(2)	Not invest 25% or more of its total assets in a particular industry or group of industries. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not considered to represent an industry.

(3)	Underwrite securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder, or applicable orders of the SEC, as such statute, rules, regulations, or orders may be amended from time to time.

(4)	Purchase or sell commodities, commodities contracts, futures contracts and related options, options, forward contracts, or real estate to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder, or applicable orders of the SEC, as such statute, rules, regulations, or orders may be amended from time to time.

The fundamental investment limitations set forth above restrict the ability of the Fund to engage in certain practices and purchase securities and other instruments other than as permitted by, or consistent with, the 1940 Act. Relevant limitations of the 1940 Act as they presently exist are described below. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account, where deemed appropriate by the Fund, to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder, or applicable orders of the SEC. As a result, the foregoing fundamental investment policies may be interpreted differently over time as the statute, rules, regulations, or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change, and no shareholder vote will be required or sought.

Fundamental Investment Restriction (1). Under the 1940 Act, the Fund may only borrow up to one-third of the value of its total assets less liabilities (other than liabilities representing senior securities). Borrowing by the Fund allows it to leverage its portfolio, which exposes it to certain risks. Leveraging increases the effect of any increase or decrease in the value of portfolio securities on the Fund’s net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the return from the securities purchased with borrowed funds. The Fund may use borrowed money for any purpose permitted by the 1940 Act.

The 1940 Act also restricts the ability of any mutual fund to lend. Under the 1940 Act, the Fund may only make loans if expressly permitted to do so by its investment policies, and the Fund may not make loans to persons who control or are under common control with the Fund. Thus, the 1940 Act effectively prohibits the Fund from making loans to certain persons when conflicts of interest or undue influence are most likely present. The Fund may, however, make other loans which, if made, would expose shareholders to additional risks, such as the failure of the other party to repay the loan. The Fund retains the flexibility to make loans to the extent permitted by its investment policies.

The ability of a mutual fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued. Certain portfolio management techniques, such as reverse repurchase agreements, credit default swaps, total return swaps, futures contracts, dollar rolls, the purchase of securities on margin, short sales, or the writing of puts on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To the extent the Fund covers its commitment under these transactions, including by the segregation of liquid assets, such instruments will not be considered a “senior security” by the Fund and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Although this SAI describes certain permitted methods of segregating assets or otherwise “covering” such transactions for these purposes, such descriptions are not complete. The Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund.

Under the 1940 Act, a “senior security” does not include (i) any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed or (ii) any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

Fundamental Investment Restriction (2). If the Fund were to invest 25% or more of its total assets in a particular industry or group of industries, investors would be exposed to greater risks because the performance of the Fund would be largely dependent on the performance of that industry or industries. For purposes of this fundamental investment policy, Investment Funds, Subsidiaries, and investment companies are not considered part of any industry or group of industries. In addition, the Fund does not consider futures or swaps clearinghouses or securities clearinghouses, where the Fund has exposure to such clearinghouses in the course of making investments in futures and securities, to be part of any industry. Notwithstanding anything herein to the contrary, nothing in Fundamental Investment Restriction (2) will limit the ability of the Fund to invest in an Investment Fund or a Subsidiary. For purposes of determining compliance with Fundamental Investment Restriction (2), the Fund will not consider portfolio investments held by the Investment Funds, except to the extent that an Investment Fund provides timely and sufficient information about its portfolio investments.

Fundamental Investment Restriction (3). This restriction permits investment in commodities, commodities contracts (e.g., futures contracts or related options), options, forward contracts or real estate to the extent permitted under the 1940 Act. Commodities, as opposed to commodity futures, represent the actual underlying bulk goods, such as grains, metals and foodstuffs. Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings, and such instruments are generally sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer.

The restrictions listed above are fundamental policies of the Fund. Except as described herein, the Fund, as a fundamental policy, may not alter these policies without the approval of the holders of a majority of its outstanding shares. For purposes of the foregoing, “a majority of the outstanding shares” means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

Unless otherwise indicated, all limitations applicable to the investments (as stated above and elsewhere in this SAI and the Prospectus) of the Fund apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by the Adviser to be of comparable quality), or change in the percentage of the Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment. In the event that rating agencies assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, the Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities the Adviser believes to be consistent with the Fund’s best interests. During a period in which the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND AND RELATED RISKS

Additional information regarding the types of securities and financial instruments in which the Fund may invest, directly or indirectly through its investments in Investment Funds, and certain of the investment techniques that may be used by the Adviser, Sub-Advisers, or the managers of the Investment Funds, are set forth below. Any decision to invest in the Fund should take into account that the Fund may make virtually any kind of investment, and be subject to related risks, which can be substantial.

Unless indicated otherwise, references to the investment exposure or risks of the Fund should be understood to refer to the Fund’s direct investment exposure and risks and its investment exposure and risks through the Subsidiaries or Investment Funds. As applicable, references to the “Fund” shall mean any one or more of the Fund, Subsidiaries, and Investment Funds, and references to a “manager” shall mean any one or more of the Adviser, Sub-Advisers and advisors to the Investment Funds.

Risks of Foreign Investments

General. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Fund may be subject to foreign taxation on realized capital gains, dividends or interest payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. Any taxes or other charges paid or incurred by the Fund in respect of its foreign securities will reduce the Fund’s yield. See “Taxes” below for more information about these and other special tax considerations applicable to investments in securities of foreign issuers and securities principally traded outside the United States.

In addition, the tax laws of some foreign jurisdictions in which the Fund may invest are unclear and interpretations of such laws can change over time. As a result, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under U.S. generally accepted accounting principles (“GAAP”), the Fund may be required to accrue for book purposes certain foreign taxes in respect of its foreign securities or other foreign investments that it may or may not ultimately pay. Such tax accruals will reduce the Fund’s net asset value at the time accrued, even though, in some cases, the Fund ultimately will not pay the related tax liabilities. Conversely, the Fund’s net asset value will be increased by any tax accruals that are ultimately reversed.

Issuers of foreign securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. The Fund also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers located in those countries. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. No assurance can be given that the Fund will satisfy applicable foreign reporting requirements at all times.

Emerging Market Countries. The risks described above apply to an even greater extent to investments in emerging market countries. The securities markets of emerging market countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries, and disclosure and regulatory standards in many respects are less stringent. In addition, the securities markets of emerging market countries are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging market countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries.

Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on such countries’ economies and securities markets.

Economies of emerging market countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging market countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging market countries may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging market countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.

Custodial services are often more expensive and other investment-related costs higher in emerging market countries than in developed countries, which could reduce the Fund’s income from investments in securities or debt instruments of emerging country issuers.

Emerging market countries are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments (or, in the case of fixed- income securities, interest) in emerging market countries.

Depositary Receipts

The Fund may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) or other similar securities representing ownership of foreign securities (collectively, “Depositary Receipts”). Depositary Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in Depositary Receipts usually do not settle in the same currency as the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a domestic corporation.

Because the value of a Depositary Receipt is dependent upon the market price of an underlying foreign security, Depositary Receipts are subject to most of the risks associated with investing in foreign securities directly. Depositary Receipts may be issued as sponsored or unsponsored programs. See “Risks of Foreign Investments.” Depositary Receipts also may be subject to liquidity risk.

Convertible Securities

A convertible security is a security (a bond or preferred stock) that may be converted at a stated price within a specified period into a specified number of shares of common stock of the same or a different issuer. Some convertible securities are “mandatory,” meaning that they must be converted into common stock of the issuer on or before a certain date. Convertible securities are senior to common stock in a corporation’s capital structure, but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market price of their underlying securities. The price of a convertible security is influenced by the market price of the underlying security, and tends to increase as the market price rises and decrease as the market price declines.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, as in the case of “broken” or “busted” convertibles, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. Generally, the amount of the premium decreases as the convertible security approaches maturity.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third-party.

Preferred Stocks

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this SAI regarding equity or fixed income securities.

Investment in preferred stocks involves certain risks. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. government securities.

Warrants and Rights

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. The Fund typically uses warrants and rights in a manner similar to their use of options on securities, as described in “Options and Futures” below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Non-Standard Warrants. The Fund may use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”) and participatory notes (“P-Notes”), to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. P-Notes are a type of equity-linked derivative that generally are traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, LEPOs and P-Notes entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the LEPO or P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Counterparty Credit Risk” in the Prospectus. Additionally, while LEPOs or P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO or P-Note will be willing to repurchase such instrument when the Fund wishes to sell it.

Options and Futures

The Fund may use options and futures for various purposes, including for investment purposes and as a means to hedge other investments. The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while the Fund may benefit from the use of options, futures, and options on futures, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect the Fund’s performance. Each of the Fund and the Cayman Subsidiary meets the definition of the term “commodity pool” under the Commodity Exchange Act and the rules of the CFTC, therefore, the Adviser is subject to regulation as a pool operator under the Commodity Exchange Act with respect to each of the Cayman Subsidiary and the Fund.

Options on Securities and Indices. The Fund may purchase and sell put and call options on equity, fixed income, or other securities or indices in standardized exchange-traded contracts. An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index underlying the option) at a specified price. Upon exercise, the writer of an option on a security has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.

Purchasing Options on Securities and Indices. Among other reasons, the Fund may purchase a put option to hedge against a decline in the value of a portfolio security. If such a decline occurs, the put option will permit the Fund to sell the security at the higher exercise price or to close out the option at a profit.

By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs. In order for a put option purchased by the Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.

Among other reasons, the Fund may purchase call options to hedge against an increase in the price of securities the Fund anticipates purchasing in the future. If such a price increase occurs, a call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit. The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Fund realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. Thus, for a call option purchased by the Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs.

In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.

Writing Options on Securities and Indices. Because the Fund receives a premium for writing a put or call option, the Fund may seek to increase its return by writing call or put options on securities or indices. The premium the Fund receives for writing an option will increase the Fund’s return in the event the option expires unexercised or is closed out at a profit. The size of the premium the Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.

The Fund may write a call option on a security or other instrument held by the Fund (commonly known as “writing a covered call option”). In such case, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. Alternatively, the Fund may write a call option on securities in which it may invest but that are not currently held by the Fund (commonly known as “writing a naked call option”). During periods of declining securities prices or when prices are stable, writing these types of call options can be a profitable strategy to increase the Fund’s income with minimal capital risk. However, when securities prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Calls written on securities that the Fund does not own are riskier than calls written on securities owned by the Fund because there is no underlying security held by the Fund that can act as a partial hedge. When such a call is exercised, the Fund must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Calls written on securities that the Fund does not own have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.

The Fund also may write a put option on a security. In so doing, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.

OTC Options. The Fund may also invest in American style (options that may be exercised at any time before the expiration date) and European style (options that may be exercised only on the expiration date) over-the-counter (“OTC”) options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The staff of the SEC has taken the position, generally, that purchased OTC options and the assets used to cover written OTC options are considered illiquid. However, to the extent the Fund invests in OTC options, certain purchased OTC options and assets used to cover written OTC options may be considered liquid (for example, OTC options purchased from a creditworthy counterparty under which the Fund has the contractual right to terminate the option within seven days).

Closing Options Transactions. The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. In addition, a holder of an option may terminate its obligation prior to the option’s expiration by effecting an offsetting closing transaction. In the case of exchange-traded options, the Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased. The Fund realizes a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). Similarly, if the Fund has written an option, it may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written. The Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option. If the Fund desires to sell a security on which it has written a call option, it will effect a closing purchase prior to or concurrently with the sale of the security. There can be no assurance, however, that a closing purchase or sale can be effected when the Fund desires to do so.

An OTC option may be closed only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.

No guarantee exists that the Fund will be able to effect a closing purchase or an offsetting closing sale with respect to a specific option at any particular time.

Risk Factors in Options Transactions. There are various risks associated with transactions in exchange-traded and OTC options. The value of options written by the Fund will be affected by many factors, including changes in the value of underlying securities or indices, changes in the dividend rates of underlying securities (or in the case of indices, the securities comprising such indices), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.

The Fund’s ability to use options as part of its investment program depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund was unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, the Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. If the Fund writes a call option and does not hold the underlying security or instrument, the amount of the Fund’s potential loss is theoretically unlimited.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange (“Exchange”), which provides a secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, the Fund might not be able to effect an offsetting closing transaction for a particular option. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms). In addition, the hours of trading for options on an Exchange may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.

The Exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund, the Adviser, and other clients of the Adviser may constitute such a group. These limits could restrict the Fund’s ability to purchase or sell options on a particular security. An OTC option may be closed only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty; however, the exposure to counterparty risk may differ. See “Swap Contracts and Other Two-Party Contracts—Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” below for a discussion of counterparty risk and other risks associated with investing in OTC options.

Currency Options. The Fund may purchase and sell options on currencies. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. (See “Foreign Currency Transactions” below for more information on the Fund’s use of currency options.)

Futures. The Fund may invest in futures contracts on, among other things, financial instruments (such as a U.S. government security or other fixed income security), individual equity securities (“single stock futures”), securities indices, interest rates, currencies, inflation indices, and commodities or commodities indices. Futures contracts on securities indices are referred to herein as “Index Futures.” The purchase and sale of futures contracts may be used for speculative purposes.

Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). For instance, the sale of futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of such futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made. Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. In particular, Index Futures are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The amount of the initial margin is generally set by the market on which the contract is traded (margin requirements on foreign exchanges may be different than those on U.S. exchanges). Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale.

Although some futures contracts call for making or taking delivery of the underlying securities, currencies, commodities, or other underlying instrument, in most cases, futures contracts are closed before the settlement date without the making or taking of delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying financial instrument, currency, commodity, or index, and delivery month). If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the original purchase price, the purchaser realizes a gain, and, if the original purchase price exceeds the offsetting sale price, the purchaser realizes a loss. Any transaction costs must also be included in these calculations.

In the United States, futures contracts are traded only on commodity exchanges or boards of trade—known as “contract markets”—approved by the CFTC, and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market. The Fund may also purchase futures contracts on foreign exchanges or similar entities, which are not regulated by the CFTC and may not be subject to the same degree of regulation as the U.S. contract markets. (See “Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges” below.)

Index Futures. The Fund may close open positions on an exchange on which Index Futures are traded at any time up to and including the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to foreign stock Index Futures.

Interest Rate Futures. The Fund may engage in transactions involving the use of futures on interest rates. These transactions may be in connection with investments in U.S. government securities and other fixed income securities.

Inflation Linked Futures. The Fund may engage in transactions involving inflation linked futures, including Consumer Price Index (“CPI”) futures, which are exchange-traded futures contracts that represent the inflation on a notional value of $1,000,000 for a period of three months, as implied by the CPI. Inflation linked futures may be used by the Fund to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds) thereby creating “synthetic” inflation indexed bonds. The Fund also may combine inflation linked futures with U.S. Treasury futures contracts to create “synthetic” inflation indexed bonds issued by the U.S. Treasury. See “Indexed Investments—Inflation Indexed Bonds” below for a discussion of inflation indexed bonds.

Currency Futures. The Fund may buy and sell futures contracts on currencies. (See “Foreign Currency Transactions” below for a description of the Fund’s use of currency futures.)

Options on Futures Contracts. Options on futures contracts give the purchaser the right in return for the premium paid to assume a long position (in the case of a call option) or a short position (in the case of a put option) in a futures contract at the option exercise price at any time during the period of the option (in the case of an American style option) or on the expiration date (in the case of European style option). Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position in the futures contract. Accordingly, in the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits.

The Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Fund may hedge against a possible increase in the price of securities the Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. In addition, the Fund may purchase and sell interest rate options on U.S. Treasury or Eurodollar futures to take a long or short position on interest rate fluctuations. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments. (See “Foreign Currency Transactions” below for a description of the Fund’s use of options on currency futures.)

The Fund also typically will be required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits may vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund’s profit or loss on the transaction.

Commodity Futures and Options on Commodity Futures. The Fund may have exposure to futures contracts on various commodities or commodities indices (“commodity futures”) and options on commodity futures. A futures contract on a commodity is an agreement between two parties in which one party agrees to purchase a commodity, such as an energy, agricultural, or metal commodity, from the other party at a later date at a price and quantity agreed upon when the contract is made. Futures contracts on commodities indices operate in a manner similar to Index Futures.

Risk Factors in Futures and Futures Options Transactions. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the security, currency, or other investment underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the case of Index Futures and futures on commodity indices, changes in the price of those futures contracts may not correlate perfectly with price movements in the relevant index due to market distortions. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be hedged, the Fund may realize a loss on the futures contract at the same time the Fund is realizing a loss on the portfolio position intended to be hedged. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract. The successful use of transactions in futures and related options for hedging also depends on the direction and extent of exchange rate, interest rate and asset price movements within a given time frame. For example, to the extent equity prices remain stable during the period in which a futures contract or option is held by the Fund investing in equity securities (or such prices move in a direction opposite to that anticipated), the Fund may realize a loss on the futures transaction, which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

All participants in the futures market are subject to margin deposit and maintenance requirements. Instead of meeting margin calls, investors may close futures contracts through offsetting transactions, which could distort normal correlations. The margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, allowing for more speculators who may cause temporary price distortions. Trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of foreign stock Index Futures and the value of the relevant index.

The Fund may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The Fund’s ability to engage in the futures and options on futures strategies described above depends on the liquidity of the markets in those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that the Fund will be able to utilize these instruments at all or that their use will be effective. In addition, there can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or option on a futures contract position, and the Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. In the past, prices have exceeded the daily limit on several consecutive trading days. Short (and long) positions in Index Futures or futures on commodities indices may be closed only by purchasing (or selling) a futures contract on the exchange on which the Index Futures or commodity futures, as applicable, are traded.

As discussed above, if the Fund purchases or sells a futures contract, it is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. The Fund’s net assets will generally fluctuate with the value of the security or other instrument underlying a futures contract as if it were already in the Fund’s portfolio. Futures transactions can have the effect of investment leverage. Furthermore, if the Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.

In addition, if the Fund’s futures brokers become bankrupt or insolvent, or otherwise default on their obligations to the Fund, the Fund may not receive all amounts owing to it in respect of its trading, despite the futures clearinghouse fully discharging all of its obligations. Furthermore, in the event of the bankruptcy of a futures broker, the Fund could be limited to recovering only a pro rata share of all available funds segregated on behalf of the futures broker’s combined customer accounts, even though certain property specifically traceable to the Fund was held by the futures broker.

The Fund’s ability to engage in futures and options on futures transactions may be limited by tax considerations.

Additional Risk Associated with Commodity Futures Transactions. Several additional risks are associated with transactions in commodity futures contracts.

Storage Costs. The price of a commodity futures contract reflects the storage costs of purchasing the underlying commodity, including the time value of money invested in the commodity. To the extent that the storage costs change, the value of the futures contracts may change correspondingly.

Reinvestment Risk. In the commodity futures markets, producers of an underlying commodity may sell futures contracts to lock in the price of the commodity at delivery. To induce speculators to purchase the other side (the long side) of the contract, the commodity producer generally must sell the contract at a lower price than the expected futures spot price. Conversely, if most purchasers of the underlying commodity purchase futures contracts to hedge against a rise in commodity prices, then speculators will only sell the contract at a higher price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected futures spot price. As a result, when a manager reinvests the proceeds from a maturing contract, it may purchase a new futures contract at a higher or lower price than the expected futures spot prices of the maturing contract or choose to pursue other investments.

Additional Economic Factors. The value of the commodities underlying commodity futures contracts may be subject to additional economic and non-economic factors, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political, and regulatory developments.

See also “Commodity-Related Investments” below for more discussion of the special risks of investing in commodity futures, options on commodity futures, and related types of derivatives.

Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States (which are regulated by the CFTC) and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, the Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, the Fund also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. Counterparty risk is greater for derivatives with longer maturities where events may intervene to prevent settlement. Counterparty risk is also greater when the Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. To the extent the Fund has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. The Fund thus assumes the risk that it may be unable to obtain payments owed under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless the Fund hedges against fluctuations in the exchange rate between the currencies in which trading is done on foreign exchanges and other currencies, any profits that the Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate. The value of foreign options and futures may also be adversely affected by other factors unique to foreign investing (see “Risks of Foreign Investments” above).

Swap Contracts and Other Two-Party Contracts

The Fund may use swap contracts (or “swaps”) and other two-party contracts for the same or similar purposes as options and futures.

Swap Contracts. The Fund may directly or indirectly use various different types of swaps, such as swaps on securities and securities indices, total return swaps, interest rate swaps, currency swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, and other types of available swap agreements. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate, or index, multiplied in each case by a specified amount (“notional amount”), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the parties’ obligations are netted, with only the net amount paid by one party to the other.

Swap contracts are privately negotiated in the over-the-counter market or executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). Swap contracts may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund’s exposure to the underlying instrument, rate, asset or index. Swaps can take many different forms and are known by a variety of names.

The Fund may enter into swaps on securities, derivatives, commodities, or indices, or baskets of securities derivatives, commodities, or indices. For example, the parties to a swap contract may agree to exchange returns calculated on a notional amount of a security, basket of securities, or securities index (e.g., S&P 500 Index).

Additionally, the Fund may use total return swaps, which typically involve commitments to pay amounts computed in the same manner as interest in exchange for a market-linked return, both based on notional amounts. The Fund may use such swaps to gain investment exposure to the underlying strategy or instrument where direct ownership is either not legally possible or is economically unattractive. For example, the Fund may engage in a total return swap in which the Fund or a Subsidiary would make payments to a counterparty (at either a fixed or variable rate) in exchange for receiving from the counterparty payments that reflect the return of a “basket” of securities, derivatives, or commodity interests representing a particular index sponsored by a third-party investment manager identified by a manager. The total return swap, and fees and expenses relating to the swap, typically would be based on a notional amount. The swap would depend on the performance of the index, calculated by the counterparty or affiliate of the counterparty, and would reflect fees payable to the counterparty as well as management and performance fees of the index sponsor.

In addition, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular currencies using currency swaps. For instance, the Fund may enter into a currency swap between the U.S. dollar and the Japanese yen in order to increase or decrease its exposure to each such currency.

The Fund may use inflation swaps (including inflation swaps tied to the CPI), which involve commitments to pay a regular stream of inflation indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on a notional amount. The nominal interest payments may be based on either a fixed interest rate or variable interest rate, such as LIBOR. Inflation swaps may be used to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds), thereby creating synthetic inflation indexed bonds, or combined with U.S. Treasury futures contracts to create synthetic inflation indexed bonds issued by the U.S. Treasury. See “Indexed Investments—Inflation Indexed Bonds” below.

In addition, the Fund may directly or indirectly use credit default swaps to take an active long or short position with respect to the likelihood of default by a corporate or sovereign issuer of fixed income securities (including asset-backed securities). In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties on their obligations. For example, in purchasing a credit default swap, the Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or foreign issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value. The Fund, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless. It also would be subject to counterparty risk—the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event) (see “Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” below). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation. The Fund may also invest in credit default indices, which are indices that reflect the performance of a basket of credit default swaps.

The Fund also may use credit default swaps for investment purposes by selling a credit default swap, in which case the Fund will receive a premium from its counterparty in return for the Fund’s taking on the obligation to pay the par (or other agreed-upon) value to the counterparty upon issuer default (or similar events). As the seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, the Fund would keep the premium received from the counterparty and would have no payment obligations. For credit default swap agreements on asset-backed securities, an event of default may result from various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, an event of default may result from such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.

The Fund may use variance swap agreements, which involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund may have indirect exposure to commodity swaps on one or more broad-based commodities indices (e.g., the Dow Jones-UBS Commodity Index), as well as commodity swaps on individual commodities or baskets of commodities. See “Commodity-Related Investments” below for more discussion of the Fund’s use of commodity swap contracts and other related types of derivatives.

Contracts for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. The Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. The Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. If the short basket outperforms the long basket, the Fund will realize a loss – even in circumstances when the securities in both the long and short baskets appreciate in value. In addition, the Fund may use contracts for differences that are based on the relative performance of two different groups or baskets of commodities. Often, one or both baskets is a commodities index. Contracts for differences on commodities operate in a similar manner to contracts for differences on securities described above. Contracts for difference may also be structured based on the relative performance of individual securities.

Interest Rate Caps, Floors, and Collars. The Fund may use interest rate caps, floors, and collars for the same or similar purposes as they use interest rate futures contracts and related options and, as a result, will be subject to similar risks. See “Options and Futures—Risk Factors in Options Transactions” and “—Risk Factors in Futures and Futures Options Transactions” above. Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount and are generally individually negotiated with a specific counterparty. The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate. The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate. The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls outside the range of two specified interest rates.

Swaptions. An option on a swap agreement, also called a “swaption,” is an OTC option that gives the buyer the right, but not the obligation, to enter into a swap on a specified future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index (such as a call option on a bond). A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index (such as a put option on a bond). Swaptions also include options that allow one of the counterparties to terminate or extend an existing swap.

Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts. The Fund may only close out a swap, contract for differences, cap, floor, collar, or OTC option (including swaption) with its particular counterparty, and may only transfer a position with the consent of that counterparty. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will be able to enforce its rights. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, the Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. Counterparty risk is greater with longer maturities where events may intervene to prevent settlement. Counterparty risk is also greater when the Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. To the extent the Fund has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund. The Fund, therefore, assumes the risk that it may be unable to obtain payments a manager believes are owed under an OTC derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

The credit rating of a counterparty may be adversely affected by greater-than-average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital.

Counterparty risk with respect to OTC derivatives may be further complicated by recently enacted U.S. financial reform legislation. See “Legal and Regulatory Risk” below for more information.

An Investment Fund’s transactions in these types of derivatives may bear adversely on the Fund’s ability to qualify as a RIC.

Additional Risk Factors in OTC Derivatives Transactions. Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets and, therefore, OTC derivatives generally expose the Fund to greater counterparty risk than exchange- traded derivatives.

Among other trading agreements, the Fund may be party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with select counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events may include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on the Fund’s operations.

Foreign Currency Transactions

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the currency exchange markets, trade balances, the relative merits of investments in different countries, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, or by currency or exchange controls or political and economic developments in the U.S. or abroad. Currencies in which the Fund’s assets are denominated, or in which the Fund has taken a long position, may be devalued against other currencies, resulting in a loss to the Fund. Similarly, currencies in which the Fund has taken a short position may increase in value relative to other currencies, resulting in a loss to the Fund.

In addition, some currencies are illiquid (e.g., emerging country currencies), and the Fund may not be able to covert these currencies into U.S. dollars, in which case a manager may decide to purchase U.S. dollars in a parallel market where the exchange rate is materially and adversely different. Exchange rates for many currencies (e.g., emerging country currencies) are particularly affected by exchange control regulations.

The Fund may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. The Fund may use such currency instruments for hedging, investment, and/or currency risk management. Currency risk management may include taking overweighted or underweighted currency positions relative to both the securities portfolio of the Fund and the Fund’s performance benchmark or index. The Fund also may purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency-denominated security that approximates desired risk and return characteristics when the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward foreign currency contract can reduce the Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell a particular foreign currency would limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. In addition, it is not always possible to hedge fully or perfectly against currency fluctuations affecting the value of the securities denominated in foreign currencies because the value of such securities also is likely to fluctuate because of independent factors not related to currency fluctuations. If a forward foreign currency contract is used for hedging, an imperfect correlation between movements in the price of the forward foreign currency contract and the price of the currency or other investment being hedged creates risk.

Forward foreign currency contracts involve a number of the same characteristics and risks as currency futures contracts (discussed below) but there also are several differences. Forward foreign currency contracts are not market traded, and are not necessarily marked to market on a daily basis. They settle only at the pre-determined settlement date. This can result in deviations between forward foreign currency prices and currency futures prices, especially in circumstances where interest rates and currency futures prices are positively correlated. Second, in the absence of exchange trading and involvement of clearing houses, there are no standardized terms for forward currency contracts. Accordingly, the parties are free to establish such settlement times and underlying amounts of a currency as desirable, which may vary from the standardized provisions available through any currency futures contract. Finally, forward foreign currency contracts, as two party obligations for which there is no secondary market, involve counterparty risk not present with currency futures contracts, discussed below.

The Fund also may purchase or sell currency futures contracts and related options. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement. In addition, the Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. (See “Options and Futures—Futures” above for more information on futures contracts and options on futures contracts.)

The Fund also may purchase or sell options on currencies. These give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. They may be traded on an exchange or in the OTC markets. Options on currencies traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Fund to reduce foreign currency risk using options. (See “Options and Futures—Currency Options” above for more information on currency options.)

Repurchase Agreements

The Fund may enter into repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security (usually an obligation of the government in the jurisdiction where the transaction is initiated or in whose currency the agreement is denominated or a security backed by the full faith and credit of the U.S. government, such as a U.S. Treasury bill, bond or note) for a relatively short period (usually less than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford the Fund the opportunity to earn a return on temporarily available cash without market risk, although the Fund bears the risk of a seller’s failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Debt and Other Fixed Income Securities Generally

Debt and other fixed income securities include fixed and floating rate securities of any maturity. Fixed rate securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this SAI as “fixed income securities.” Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity). See “Adjustable Rate Securities” and “Indexed Investments” below. In addition, the Fund may create “synthetic” bonds which approximate desired risk and return profiles. This may be done where a “non-synthetic” security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain foreign governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to foreign withholding or other taxes). See, for example, “Options and Futures—Inflation-Linked Futures” above.

Holders of fixed income securities are exposed to both interest rate and credit risk. Interest rate risk relates to changes in a security’s value as a result of changes in interest rates. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. This risk will be greater for long-term securities than for short-term securities. Generally, the higher a debt security’s duration, the greater its price sensitivity to changes in interest rates. For example, the value of an investment held by an Investment Fund with a duration of five years decreases by approximately 5% for every 1% increase in interest rates, while the value of an investment with a duration of six years increases by approximately 6% with every 1% decrease in interest rates. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates by purchasing bonds. Steps to curtain or “taper” such activities and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) may have adverse effects on investments, volatility, and illiquidity in debt markets and may, in turn, have a material adverse effect on Investment Funds holding fixed income securities. In response to government intervention, economic or market developments, or other factors, fixed income markets may experience periods of high volatility, reduced liquidity, or both. During those periods, the Fund could have unusually high shareholder redemptions, requiring it to generate cash by selling securities when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods.

Credit risk relates to the ability of an issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors. Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency.

Because interest rates vary, the future income for the Fund from investments in floating rate fixed income securities cannot be predicted with certainty. The future income for the Fund from investments in indexed securities also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates, currency rates, or commodity prices).

The Fund may invest in a wide range of debt and fixed income instruments, including, but not limited to, Brady bonds, Euro bonds and zero coupon securities, described below. Some of these investments may be treated as having been issued originally at a discount or as having “market discount” or “acquisition discount.” See “Taxes- Securities Issued or Purchased at a Discount.” In effect, the Fund may be subject to heightened credit risk as a result of the effective deferral of payments on these instruments. The Fund may potentially not ultimately receive cash equal to the income recognized by the Fund as a result of the obligor’s default. There may be a risk that the Adviser will have received fees from the Fund in respect of income recognized but not ultimately received by the Fund. Such instruments may also prove challenging to value in the event that judgments about the collectability of deferred payments must be made.

Cash and Other High Quality Investments

The Fund may invest a portion of its assets in cash or cash items pending other investments, for portfolio management purposes, or to maintain liquid assets required in connection with some of the Fund’s investments. These cash items and other high quality debt securities may include money market instruments, such as securities issued by the United States Government and its agencies, bankers’ acceptances, commercial paper, bank certificates of deposit, and money market funds. If a custodian holds cash on behalf of the Fund, the Fund may be an unsecured creditor in the event of the insolvency of the custodian. In addition, the Fund will be subject to credit risk with respect to such a custodian, which may be heightened to the extent the Fund takes a temporary defensive position.

Money market mutual funds in which the Fund may invest are subject to Rule 2a-7 of the 1940 Act, and invest in a variety of short-term, high quality, dollar-denominated money market instruments. Money market funds are not designed to offer capital appreciation. Amendments to money market fund regulations could affect a money market fund’s operations and possibly negatively affect its return. After October 14, 2016, certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such fund’s liquidity falls below required minimums, which may adversely affect the Fund’s returns or liquidity.

U.S. Government Securities and Foreign Government Securities

U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra- national agencies. Different kinds of U.S. government securities and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks (“FHLBs”)). No assurance can be given that the U.S. government would provide financial support to these agencies and instrumentalities if not required to do so by law and investments in these types of securities involve greater risk than investments in other types of U.S. government securities since the investor must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment. Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of the Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to satisfy their obligations to pay principal or interest payments.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, and the Inter-American Development Bank.

As with other fixed income securities, U.S. government securities and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. government securities or foreign government securities may fall during times of rising interest rates. Yields on U.S. government securities and foreign government securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. government securities and foreign government securities, the Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. The Fund may also invest in Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are interests in separately traded interest and principal component parts of U.S. Treasury obligations that represent future interest payments, principal payments, or both, are direct obligations of the U.S. government, and are transferable through the federal reserve book-entry system. Certificates of accrual and similar instruments may be more volatile than other government securities.

Municipal Securities

Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. Municipal obligations are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality. As with other fixed income securities, municipal securities also expose their holders to market risk because their values typically change as interest rates fluctuate. The two principal classifications of municipal obligations are “notes” and “bonds.”

Municipal notes are generally used to provide for short-term capital needs, such as to finance working capital needs of municipalities or to provide various interim or construction financing, and generally have maturities of one year or less. They are generally payable from specific revenues expected to be received at a future date or are issued in anticipation of long-term financing to be obtained in the market to provide for the repayment of the note.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds, the proceeds of which are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes, include states, counties, cities, towns and regional districts. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest.

Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund.

Securities purchased for the Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations that have a specified maturity date but also are payable before maturity after notice by the holder. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds). The Fund may also invest in credit default swaps on municipal securities. See “Swap Contracts and Other Two-Party Contracts—Swap Contracts” above.

Auction Rate Securities

Auction rate securities consist of auction rate municipal securities and auction rate preferred securities sold through an auction process issued by closed-end investment companies, municipalities and governmental agencies. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Real Estate Investment Trusts and Other Real Estate-Related Investments

The Fund may invest in pooled real estate investment funds (so-called “real estate investment trusts” or “REITs”) and other real estate-related investments such as securities of companies principally engaged in the real estate industry. In addition to REITs, companies in the real estate industry and real estate-related investments may include, for example, entities that either own properties or make construction or mortgage loans, real estate developers, and companies with substantial real estate holdings. Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate. Factors affecting real estate values include the supply of real property in particular markets, overbuilding, changes in zoning laws, casualty or condemnation losses, delays in completion of construction, changes in real estate values, changes in operations costs and property taxes, levels of occupancy, adequacy of rent to cover operating expenses, possible environmental liabilities, regulatory limitations on rent, fluctuations in rental income, increased competition and other risks related to local and regional market conditions. The value of real-estate related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs. Some REITs have relatively small market capitalizations, which can tend to increase the volatility of the market price of their securities.

REITs are pooled investment funds that invest in real estate or real estate-related companies. The Fund may invest in different types of REITs, including equity REITs, which own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. In general, the value of a REIT’s shares changes in light of factors affecting the real estate industry. REITs are also subject to the risk of fluctuations in income from underlying real estate assets, poor performance by the REIT’s manager and the manager’s inability to manage cash flows generated by the REIT’s assets, prepayments and defaults by borrowers, self-liquidation, adverse changes in the tax laws, and, with regard to U.S. REITs (as defined in “Taxes” below), the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and/or to maintain exempt status under the 1940 Act. See “Taxes” below for a discussion of special tax considerations relating to the Fund’s investment in U.S. REITs.

By investing in REITs indirectly through the Fund, investors will bear not only their proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to investors. Investments in REITs are subject to risks associated with the direct ownership of real estate.

Royalty Trusts

Royalty trusts are investment trusts whose securities are listed on a stock exchange or privately traded and typically control underlying companies whose business relates to, without limitation, the acquisition, exploitation, production, and sale of oil and natural gas. The royalty trusts then receive royalties and/or interest payments from their underlying companies, and distribute them as income to its unit holders. Units of the royalty trust represent an economic interest in the underlying assets of the trust.

A sustained decline in demand for crude oil, natural gas, and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Asset-Backed and Related Securities

An asset-backed security is a fixed income security that predominantly derives its creditworthiness from cash flows relating to a pool of assets. There are a number of different types of asset-backed and related securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, student loans, sub-prime mortgages, and credit-card receivables), collateralized mortgage obligations, and collateralized debt obligations, each of which is described in more detail below. Investments in asset-backed securities are subject to all of the market risks for fixed-income securities described elsewhere in this SAI.

Commercial Mortgage-Backed Securities Risk. The Fund may invest in CMBS, which represent interests in pools of mortgage loans secured by commercial properties. Mortgage loans on commercial properties often are structured so that a substantial portion of the loan principal is not amortized over the loan term but is payable at maturity (as a “balloon payment”), and repayment of a significant portion of loan principal thus often depends upon the future availability of real estate financing (to refinance the loan) and/or upon the value and saleability of the real estate at the relevant time. Therefore, the unavailability of real estate financing may lead to default on the mortgage loan. Most commercial mortgage loans underlying CMBS are effectively nonrecourse obligations of the applicable borrowers, meaning that there is no recourse against a borrower’s assets other than the specific property encumbered as security. If borrowers are not able or willing to refinance or dispose of the encumbered property to pay the principal and interest owed on such mortgage loans, payments on the related CMBS (particularly subordinated classes of CMBS) will likely be adversely affected. The ultimate extent of the loss, if any, to the classes of CMBS may only be determined after a negotiated discounted settlement, restructuring or sale of the mortgage note, or the foreclosure (or deed-in-lieu of foreclosure) of the mortgage encumbering the property and subsequent liquidation of the property. Foreclosure can be costly and delayed by litigation and/or bankruptcy. Factors such as the property’s location, the legal status of title to the property, its physical condition and financial performance, environmental risks and governmental disclosure requirements with respect to the condition of the property may make a third-party unwilling to purchase the property at a foreclosure sale or to pay a price sufficient to satisfy the obligations with respect to the related CMBS. Revenues from the assets underlying a commercial mortgage loan and related CMBS may be retained by the borrower and/or used to make payments to others, maintain insurance coverage, pay taxes or pay maintenance costs. Such diverted revenues generally are not recoverable without a court-appointed receiver to control cash flow from the collateral. The holder of CMBS does not have a contractual relationship with the borrowers of the underlying commercial mortgage loans and typically has no right directly to enforce compliance by the borrowers with the terms of the loan agreements, nor any rights of set-off against the borrowers, nor will it have the right to object to certain changes to the underlying loan agreements, nor to move directly against the collateral supporting the related loans.

The Fund may invest in subordinated classes of CMBS, which involve greater credit risk, tend to be less liquid and may be more difficult to value than senior classes of CMBS. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may substantially decrease the liquidity and value of subordinated

CMBS, especially in a thinly traded market. Subordinated classes of CMBS may include lower-rated or unrated securities that are considered speculative with respect to the issuer’s continuing ability to pay principal and interest in accordance with their terms.

Mortgage-Backed Securities. Mortgage-backed securities are asset-backed securities backed by pools of residential and commercial mortgages, which may include sub-prime mortgages. Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government, such as Freddie Mac, Fannie Mae, and FHLBs), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. Interest and principal payments (including prepayments) on the mortgage loans underlying mortgage-backed securities pass through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage loan prepays the remaining principal before the loan’s scheduled maturity date. Unscheduled prepayments of the underlying mortgage loans may result in early payment of the applicable mortgage-backed securities held by the Fund. The Fund may be unable to invest prepayments in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than traditional fixed income securities. Many factors affect the rate of mortgage loan prepayments, including changes in interest rates, general economic conditions, further deterioration of worldwide economic and liquidity conditions, the location of the property underlying the mortgage, the age of the mortgage loan, governmental action, including legal impairment of underlying home loans, changes in demand for products financed by those loans, the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), and social and demographic conditions. During periods of falling interest rates, the rate of mortgage loan prepayments usually increases, which tends to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage loan prepayments usually decreases, which tends to increase the life of mortgage-backed securities.

Mortgage-backed securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government) or by non-governmental issuers. Additionally, credit risk transfer mortgaged-backed securities issued by Fannie Mae (called Connecticut Avenue Securities) and Freddie Mac (called Structured Agency Credit Risk debt notes) carry no guarantee whatsoever from the issuing agency and the risk of default associated with these securities would be borne by the Fund. Securities issued by private organizations may not be readily marketable, and since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, mortgage-backed securities have been subject to greater liquidity risk. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., subprime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on mortgage-backed securities. Although liquidity of mortgage-backed securities has improved recently, there can be no assurance that in the future the market for mortgage-backed securities will continue to improve and become more liquid. In addition, mortgage-backed securities are subject to the risk of loss of principal if the obligors of the underlying obligations default in their payment obligations, and to certain other risks described in “Other Asset-Backed Securities” below. The risk of defaults associated with mortgage-backed securities is generally higher in the case of mortgage-backed investments that include sub-prime mortgages.

Mortgage-backed securities may include Adjustable Rate Securities as such term is defined in “Adjustable Rate

Securities” below.

Residential Mortgage-Backed Securities. Residential Mortgage-Backed Securities (“RMBS”) represent interests in pools of residential mortgage loans secured by one to four family residential mortgage loans. Such loans may be prepaid at any time. Prepayments could reduce the yield received on the related issue of RMBS. RMBS are particularly susceptible to prepayment risks, as they generally do not contain prepayment penalties and a reduction in interest rates will increase the prepayments on the RMBS, resulting in a reduction in yield to maturity for holders of such securities.

Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity, although such loans may be securitized by government agencies and the securities issued are guaranteed. The rate of defaults and losses on residential mortgage loans will be affected by a number of factors, including general economic conditions and those in the geographic area where the mortgaged property is located, the terms of the mortgage loan, the borrower’s equity in the mortgaged property, and the financial circumstances of the borrower. Certain mortgage loans may be of sub-prime credit quality (i.e., do not meet the customary credit standards of Fannie Mae and Freddie Mac). Delinquencies and liquidation proceedings are more likely with sub-prime mortgage loans than with mortgage loans that satisfy customary credit standards. If a residential mortgage loan is in default, foreclosure of such residential mortgage loan may be a lengthy and difficult process, and may involve significant expenses. Furthermore, the market for defaulted residential mortgage loans or foreclosed properties may be very limited.

At any one time, a portfolio of RMBS may be backed by residential mortgage loans with disproportionately large aggregate principal amounts secured by properties in only a few states or regions in the United States. As a result, the residential mortgage loans may be more susceptible to geographic risks relating to such areas, such as adverse economic conditions, adverse events affecting industries located in such areas and natural hazards affecting such areas, than would be the case for a pool of mortgage loans having more diverse property locations.

Residential mortgage loans in an issue of RMBS may be subject to various U.S. federal and state laws, public policies and principles of equity that protect consumers which, among other things, may regulate interest rates and other fees, require certain disclosures, require licensing of originators, prohibit discriminatory lending practices, regulate the use of consumer credit information, and regulate debt collection practices. In addition, a number of legislative proposals have been introduced in the United States at both the federal, state, and municipal level that are designed to discourage predatory lending practices. Violation of such laws, public policies, and principles may limit the servicer’s ability to collect all or part of the principal or interest on a residential mortgage loan, entitle the borrower to a refund of amounts previously paid by it, or subject the servicer to damages and administrative enforcement. Any such violation could also result in cash flow delays and losses on the related issue of RMBS.

It is not expected that RMBS will be guaranteed or insured by any U.S. governmental agency or instrumentality or by any other person. Distributions on RMBS will depend solely upon the amount and timing of payments and other collections on the related underlying mortgage loans.

Other Asset-Backed Securities. Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit-card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described immediately above. Additionally, since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed and other fixed income securities. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., subprime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities. Although liquidity of asset-backed securities has improved recently, there can be no assurance that in the future the market for asset-backed securities will continue to improve and become more liquid. The risk of investing in asset- backed securities has increased because performance of the various sectors in which the assets underlying asset- backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above.

Payment of interest on asset-backed securities and repayment of principal largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (i.e., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the securities’ credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset- backed security insurers have defaulted on their obligations.

The market value of an asset-backed security may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. The market value of asset-backed securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral. In addition, the insolvency of entities that generate receivables or that utilize the underlying assets may result in a decline in the value of the underlying assets as well as costs and delays.

Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit-card receivables are unsecured. In addition, the Fund may invest in securities backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans, many of which may be unsecured (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations” ) (see “Collateralized Debt Obligations” (“CDOs”) below). Even when security interests are present, the ability of an issuer of certain types of asset- backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.

In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit-card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on their credit-cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit-card.

Collateralized Mortgage Obligations (“CMOs”); Strips and Residuals. A CMO is a debt obligation backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer of a CMO generally pays interest and prepaid principal on a monthly basis. These payments are secured by the underlying portfolio, which typically includes mortgage pass-through securities guaranteed by Freddie Mac, Fannie Mae, or the Government National Mortgage Association (“Ginnie Mae”) and their income streams, and which also may include whole mortgage loans and private mortgage bonds.

CMOs are issued in multiple classes, often referred to as “tranches.” Each class has a different maturity and is entitled to a different schedule for payments of principal and interest, including pre-payments.

In a typical CMO transaction, the issuer of the CMO bonds uses proceeds from the CMO offering to buy mortgages or mortgage pass-through certificates (the “Collateral”). The issuer then pledges the Collateral to a third party trustee as security for the CMOs. The issuer uses principal and interest payments from the Collateral to pay principal on the CMOs, paying the tranche with the earliest maturity first. Thus, the issuer pays no principal on a tranche until all other tranches with earlier maturities are paid in full. The early retirement of a particular class or series has the same effect as the prepayment of mortgage loans underlying a mortgage-backed pass-through security.

CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or other asset- backed securities.

The Fund also may invest in CMO residuals, which are issued by agencies or instrumentalities of the U.S. government or by private lenders of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, and investment banks. A CMO residual represents excess cash flow generated by the Collateral after the issuer of the CMO makes all required principal and interest payments and after the issuer’s management fees and administrative expenses have been paid. Thus, CMO residuals have value only to the extent income from the Collateral exceeds the amount necessary to satisfy the issuer’s debt obligations on all other outstanding CMOs. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characterization of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses, and the pre-payment experience on the mortgage assets.

CMOs also include certificates representing undivided interests in payments of interest-only or principal-only (“IO/PO Strips”) on the underlying mortgages.

IO/PO Strips and CMO residuals tend to be more volatile than other types of securities. If the underlying securities are prepaid, holders of IO/PO Strips and CMO residuals may lose a substantial portion or the entire value of their investment. In addition, if a CMO pays interest at an adjustable rate, the cash flows on the related CMO residual will be extremely sensitive to rate adjustments.

Collateralized Debt Obligations (“CDOs”). The Fund may invest in CDOs, which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are asset-backed securities. A CBO is an obligation of a trust or other special purpose vehicle backed by a pool of fixed income securities. A CLO is an obligation of a trust or other special purpose vehicle typically collateralized by a pool of loans, which may include domestic and foreign senior secured and unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade, or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portions are the residual, equity, and subordinate tranches, which bear some or all of the risk of default by the bonds or loans in the trust, and therefore protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the riskier tranches, senior CBO or CLO tranches can experience substantial losses due to actual defaults (including collateral default), the total loss of the riskier tranches due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CBO or CLO securities.

The risks of an investment in a CDO largely depend on the type of underlying collateral securities and the tranche in which the Fund invests. The Fund may invest in any tranche of a CBO or CLO. Typically, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, the Fund may characterize its investments in CDOs as illiquid, unless an active dealer market for a particular CDO allows the CDO to be purchased and sold in Rule 144A transactions. CDOs are subject to the typical risks associated with debt instruments discussed elsewhere in this SAI and the Prospectus, including interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates), default risk, prepayment risk, credit risk, liquidity risk, market risk, structural risk, and legal risk. Additional risks of CDOs include: (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments, (ii) the possibility that the quality of the collateral may decline in value or default, due to factors such as the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets, (iii) market and liquidity risks affecting the price of a structured finance investment, if required to be sold, at the time of sale, and (iv) if the particular structured product is invested in a security in which the Fund is also invested, this would tend to increase the Fund’s overall exposure to the credit of the issuer of such securities, at least on an absolute, if not on a relative basis. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected. An investment in a CDO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.

Adjustable Rate Securities

Adjustable rate securities are securities that have interest rates that reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Adjustable rate securities include U.S. government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, changes in market interest rates or changes in the issuer’s creditworthiness may still affect their value. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the rate adjustments, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

Below Investment Grade Securities

The Fund may invest some or all of their assets in securities or instruments rated below investment grade (that is, rated below Baa3/P-2 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB-/A-2 by Standard & Poor’s (“S&P”) for a particular security/commercial paper, or securities unrated by Moody’s or S&P that are determined by a manager to be of comparable quality to securities so rated) at the time of purchase, including securities in the lowest rating categories and comparable unrated securities (“Below Investment Grade Securities”) (commonly referred to as “junk bonds”). In addition, the Fund may hold securities that are downgraded to below- investment-grade status after the time of purchase by the Fund. Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of high yield debt may be (i) in poor financial condition, (ii) experiencing poor operating results, (iii) having substantial capital needs or negative net worth or (iv) facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. The Fund’s investments in Below Investment Grade Securities may be more dependent on the manager’s own credit analysis than its investments in higher quality bonds. Certain of these securities may not be publicly traded, and therefore it may be difficult to obtain information as to the true condition of the issuers. The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities than for other types of securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value and are more likely to be fair valued (see “Shareholder Information—Determination of Net Asset Value” in the Prospectus), particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Fund. Some Below Investment Grade Securities in which the Fund invests may be in poor standing or in default. Securities in the lowest investment-grade category (BBB or Baa) also have some speculative characteristics.

Distressed or Defaulted Instruments

The Fund may invest in securities, claims and obligations of U.S. and non-U.S. issuers which are experiencing significant financial or business difficulties (including companies involved in bankruptcy or other reorganization and liquidation proceedings). The Fund may purchase distressed securities and instruments of all kinds, subject to tax considerations, including equity and debt instruments and, in particular, loans, loan participations, claims held by trade or other creditors, bonds, notes, non-performing and sub-performing mortgage loans, beneficial interests in liquidating trusts or other similar types of trusts, fee interests and financial interests in real estate, partnership interests and similar financial instruments, executory contracts and participations therein, many of which are not publicly traded and which may involve a substantial degree of risk.

Investments in distressed or defaulted instruments generally are considered speculative and may involve substantial risks not normally associated with investments in healthier companies, including adverse business, financial or economic conditions that can lead to defaulted payments and insolvency proceedings.

In particular, defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. The amount of any recovery may be adversely affected by the relative priority of the Fund’s investment in the issuer’s capital structure. The ability to enforce obligations may be adversely affected by actions or omissions of predecessors in interest that give rise to counterclaims or defenses, including causes of action for equitable subordination or debt recharacterization. In addition, such investments, collateral securing such investments, and payments made in respect of such investments may be challenged as fraudulent conveyances or to be subject to avoidance as preferences under certain circumstances.

Investments in distressed securities inherently have more credit risk than do investments in similar securities and instruments of non-distressed companies, and the degree of risk associated with any particular distressed securities may be difficult or impossible for a manager to determine within reasonable standards of predictability. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed securities is unusually high.

If a manager’s evaluation of the eventual recovery value of a defaulted instrument should prove incorrect, the Fund may lose a substantial portion or all of its investment or it may be required to accept cash or instruments with a value less than the Fund’s original investment.

Investments in financially distressed companies domiciled outside the United States involve additional risks. Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.

In addition, investments in distressed or defaulted instruments can present special tax issues for the Fund. See “Taxes” below for more information.

Arbitrage Transactions

Merger Arbitrage. The Fund may engage in merger arbitrage transactions, where the Fund will purchase securities at prices below a manager’s anticipated value of the cash, securities or other consideration to be paid or exchanged for such securities in a proposed merger, exchange offer, tender offer or other similar transaction. Such purchase price may be substantially in excess of the market price of the securities prior to the announcement of the merger, exchange offer, tender offer or other similar transaction. If the proposed merger, exchange offer, tender offer or other similar transaction later appears likely not to be consummated or in fact is not consummated or is delayed, the market price of the security purchased by the Fund may decline sharply and result in losses to the Fund if such securities are sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price. There is typically asymmetry in the risk/reward payout of mergers—the losses that can occur in the event of deal break-ups can far exceed the gains to be had if deals close successfully. For instance, mark-to-market losses can occur intra-month even if a particular deal is not breaking-up and such losses may or may not be recouped upon successful consummation of such deal. Further, the consummation of mergers, tender offers and exchange offers can be prevented or delayed by a variety of factors, including: (i) regulatory and antitrust restrictions; (ii) political motivations; (iii) industry weakness; (iv) stock specific events; (v) failed financings and (vi) general market declines. Also, in certain transactions, the Fund may not hedge against market fluctuations. This can result in losses even if the proposed transaction is consummated. In addition, a security to be issued in a merger or exchange offer may be sold short by the Fund in the expectation that the short position will be covered by delivery of such security when issued. If the merger or exchange offer is not consummated, the Fund may be forced to cover its short position at a higher price than its short sale price, resulting in a loss.

Merger arbitrage strategies also depend for success on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions.

Capital Structure Arbitrage. Capital structure arbitrage involves establishing long and short positions in securities (or their derivatives) at different tiers within an issuer’s capital structure in ratios designed to maintain a generally neutral overall exposure to the issuer while exploiting a pricing inefficiency. Some issuers may also have more than one class of shares or an equivalent vehicle that trades in a different market (e.g., European equities and their American Depositary Receipt counterparts). This strategy profits from the disparity in prices between the various related securities in anticipation that over time all tiers and classes will become more efficiently priced relative to one another.

Convertible Bond Arbitrage. Convertible bond arbitrage is a strategy that seeks to profit from mispricings between a firm’s convertible securities and the underlying equity securities. A common convertible arbitrage approach matches a long position in a convertible security with a short position in the underlying common stock when an investor believes the convertible security is undervalued relative to the value of the underlying equity security. The Fund may seek to hedge the equity exposure of the position by selling short the equity or other related security in a ratio it believes is appropriate for the current convertible bond valuation and may seek to hedge the debt exposure of the position by selling short a related fixed income security. A convertible bond arbitrage strategy is constructed to achieve stable, absolute returns with low correlation to equity or debt market movements.

Arbitrage strategies are subject to the risk of overall market movements. To the extent that a general increase or decline in market values affects the securities involved in an arbitrage position differently, the position may be exposed to loss. At any given time, arbitrageurs can become improperly hedged by accident or in an effort to maximize risk-adjusted returns. This can lead to inadvertent market-related losses.

Brady Bonds

Brady bonds are securities created through the restructuring of commercial bank loans to public and private entities under a debt restructuring plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady

(the “Brady Plan”). Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, the Philippines, and other emerging market countries.

Brady bonds may be collateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in OTC secondary markets. U.S. dollar-denominated, collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

The valuation of a Brady bond typically depends on an evaluation of: (i) any collateralized repayments of principal at final maturity; (ii) any collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayments of principal at maturity (the uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady bonds and the history of prior defaults by the issuers of Brady bonds, investments in Brady bonds may be viewed as speculative.

Euro Bonds

Euro bonds are securities denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Euro bonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms in numerous countries. While Euro bonds often pay principal and interest in Eurodollars (i.e., U.S. dollars held in banks outside of the United States), some Euro bonds may pay principal and interest in other currencies. Euro bonds are subject to the same risks as other fixed income securities. See “Debt and Other Fixed Income Securities Generally” above.

Zero Coupon Securities

The Fund’s investments in “zero coupon” fixed income securities accrue interest income at a fixed rate based on initial purchase price and length to maturity, but the securities do not pay interest in cash on a current basis. The Fund may be required to distribute the accrued income to its shareholders, even though the Fund is not receiving the income in cash on a current basis. Thus, the Fund may have to sell other investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so). The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO/PO Strips and STRIPS.

Indexed Investments

The Fund may invest in various transactions and instruments that are designed to track the performance of an index (including, but not limited to, securities indices and credit default indices). Indexed securities are securities the redemption values and/or coupons of which are indexed to a specific instrument, group of instruments, index, or other statistic. Indexed securities typically, but not always, are debt securities or deposits indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices.

While investments that track the performance of an index may increase the number, and thus the diversity, of the underlying assets to which the Fund is exposed, such investments are subject to many of the same risks of investing in the underlying assets that comprise the index discussed elsewhere in this section, as well as certain additional risks that are not typically associated with investments in such underlying assets. An investment that is designed to track the performance of an index may not replicate and maintain exactly the same composition and relative weightings of the assets in the index. Additionally, the liquidity of the market for such investments may be subject to the same conditions affecting liquidity in the underlying assets and markets and could be relatively less liquid in certain circumstances. The performance of indexed securities depends on the performance of the security, security index, inflation index, currency, or other instrument to which they are indexed. Interest rate changes in the U.S. and abroad also may influence performance. Indexed securities also are subject to the credit risks of the issuer, and their values are adversely affected by declines in the issuer’s creditworthiness.

Currency-Indexed Securities. Currency-indexed securities have maturity values or interest rates determined by reference to the values of one or more foreign currencies. Currency-indexed securities also may have maturity values or interest rates that depend on the values of a number of different foreign currencies relative to each other.

Inverse Floating Obligations. Indexed securities in which the Fund may invest include so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically decline as the index or reference rates, typically short-term interest rates, increase and increase as index or reference rates decline. An inverse floating obligation may have the effect of investment leverage to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index or reference rate of interest. Generally, leverage will result in greater price volatility.

Inflation Indexed Bonds. The Fund may invest in inflation indexed bonds. The Fund may also invest in futures contracts on inflation indexed bonds. See “Options and Futures—Inflation Linked Futures” above for a discussion of inflation linked futures. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation indexed securities issued by the U.S. Treasury (or “TIPS”) have maturities of approximately five, ten or twenty years (thirty year TIPS are no longer offered), although it is possible that securities that have other maturities will be issued in the future. U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation indexed bonds will be adjusted downward and, consequently, the interest they pay (calculated with respect to a smaller principal amount) will be reduced. The U.S. government guarantees the repayment of the original bond principal upon maturity (as adjusted for inflation) in the case of a TIPS, even during a period of deflation, although the inflation- adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase.

However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value.

Although inflation indexed bonds protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. In addition, inflation indexed bonds do not protect holders from increases in interest rates due to reasons other than inflation (such as changes in currency exchange rates).

The periodic adjustment of U.S. inflation indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a

measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation indexed bonds issued by a foreign government are generally adjusted to reflect changes in a comparable inflation index calculated by the foreign government. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States.

Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase in the principal amount of an inflation indexed bond constitutes taxable ordinary income to the Fund, even though principal is not paid until maturity. In each case, the Fund may be required to distribute the accrued income to its shareholders, even though the Fund may not receive a corresponding amount of cash on a current basis. Thus, the Fund may have to sell other investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so).

Structured Notes

Similar to indexed securities, structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate, or index (the “reference”) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the reference. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be indexed positively or negatively, so that appreciation of the reference may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference, making the value of the note particularly volatile.

Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

Firm Commitments and When-Issued Securities

The Fund may enter into firm commitments and similar agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. For example, with respect to the Fund’s investments in fixed-income securities, the Fund may enter into a firm commitment agreement if a manager anticipates a decline in interest rates and believes it is able to obtain a more advantageous future yield by committing currently to purchase securities to be issued later. The Fund generally does not earn income on the securities it has committed to purchase until after delivery. The Fund may take delivery of the securities or, if deemed advisable as a matter of investment strategy, may sell the securities before the settlement date. When payment is due on when-issued or delayed-delivery securities, the Fund makes payment from then-available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than what the Fund paid for them).

Loans (Including Bank Loans), Loan Participations, and Assignments

The Fund may invest in direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans, including bank loans, promissory notes, and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Such instruments may include term loans and revolving loans, may pay interest at a fixed or floating rate and may be senior or subordinated. The Fund may acquire interests in loans either directly (by way of sale or assignment) or indirectly (by way of participation).

Purchases of loans and other forms of direct indebtedness, including promissory notes, depend primarily upon the creditworthiness of the borrower for payment of principal and interest, and adverse changes in the creditworthiness of the borrower may affect its ability to pay principal and interest. Direct debt instruments may not be rated by any rating agency. In the event of non-payment of interest or principal, loans that are secured offer the Fund more protection than comparable unsecured loans. However, no assurance can be given that the collateral for a secured loan can be liquidated or that the proceeds will satisfy the borrower’s obligation. Investment in the indebtedness of borrowers with low creditworthiness involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Investments in sovereign debt similarly involve the risk that the governmental entities responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due. The bank loans acquired by the Fund may be below investment-grade.

When investing in a loan participation, the Fund typically purchases participation interests in a portion of a lender’s or participant’s interest in a loan but has no direct contractual relationship with the borrower. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. The Fund must rely on the seller of the participation interest not only for the enforcement of the Fund’s rights against the borrower but also for the receipt and processing of principal, interest, or other payments due under the loan. This may subject the Fund to greater delays, expenses, and risks than if the Fund could enforce its rights directly against the borrower. In addition, the Fund generally will have no rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant. In addition, under the terms of a participation agreement, the Fund may be treated as a creditor of the seller of the participation interest (rather than of the borrower), thus exposing the Fund to the credit risk of the seller in addition to the credit risk of the borrower. Additional risks include inadequate perfection of a loan’s security interest, the possible invalidation or compromise of an investment transaction as a fraudulent conveyance or preference under relevant creditors’ rights laws, the validity and seniority of bank claims and guarantees, environmental liabilities that may arise with respect to collateral securing the obligations, and adverse consequences resulting from participating in such instruments through other institutions with lower credit quality.

Bank loans and participation interests may not be readily marketable and may be subject to restrictions on resale. There can be no assurance that future levels of supply and demand in loan or loan participation trading will provide an adequate degree of liquidity and no assurance that the market will not experience periods of significant illiquidity in the future.

The Fund may also invest in loans through novations. In a novation, the Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal, interest, and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Investments in loans through direct assignment of a lender’s interests may involve additional risks to the Fund. For example, if a secured loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness the Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower.

A manager may, with respect to its management of investments in certain loans for the Fund, seek to remain flexible to purchase and sell other securities in the borrower’s capital structure, by remaining “public.” In such cases, a manager may seek to avoid receiving material, non-public information about the borrowers to which the Fund may lend (through assignments, participations or otherwise). A manager’s decision not to use material, non-public information about borrowers may place a manager at an information disadvantage relative to other lenders. Also, in instances where lenders are asked to grant amendments, waivers or consents in favor of the borrower, a manager’s ability to assess the significance of the amendment, waiver or consent or its desirability from the Fund’s point of view may be materially and adversely affected.

When a manager’s personnel do come into possession of material, non-public information about the issuers of loans that may be held by the Fund or other accounts managed by a manager (either intentionally or inadvertently), a manager’s ability to trade in other securities of the issuers of these loans for the account of a manager will be limited pursuant to applicable securities laws. Such limitations on a manager’s ability to trade could have an adverse effect on the Fund. In many instances, these trading restrictions could continue in effect for a substantial period of time.

Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so.

Loans and certain other forms of direct indebtedness may not be classified as “securities” under the federal securities laws and, therefore, purchasers of such instruments may not be entitled to the protections against fraud and misrepresentation contained in the federal securities laws. In the absence of definitive regulatory guidance, the Fund relies on its Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Trade Claims. The Fund may purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings. Trade claims generally include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. An investment in trade claims is very speculative and carries a high degree of risk. Trade claims may be illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Additionally, there can be restrictions on the purchase, sale, and/or transferability of trade claims during all or part of a bankruptcy proceeding. The markets in trade claims are not regulated by U.S. federal securities laws or the SEC.

Trade claims are typically unsecured and may be subordinated to other unsecured obligations of a debtor, and generally are subject to defenses of the debtor with respect to the underlying transaction giving rise to the trade claim. Trade claims are subject to risks not generally associated with standardized securities and instruments due to the idiosyncratic nature of the claims purchased. These risks include the risk that the debtor may contest the allowance of the claim due to disputes the debtor has with the original claimant or the inequitable conduct of the original claimant, or due to administrative errors in connection with the transfer of the claim. Recovery on allowed trade claims may also be impaired if the anticipated dividend payable on unsecured claims in the bankruptcy is not realized or if the timing of the bankruptcy distribution is delayed. As a result of the foregoing factors, trade claims are also subject to the risk that if the Fund does receive payment, it may be in an amount less than what the Fund paid for or otherwise expects to receive in respect of the claim.

In addition, because they are not negotiable instruments, trade claims are typically less liquid than negotiable instruments. Given these factors, trade claims often trade at a discount to other pari passu instruments.

Reverse Repurchase Agreements and Dollar Roll Agreements

The Fund may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

Dollar rolls are transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

If the buyer in a reverse repurchase agreement or dollar roll agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. Furthermore, in that situation the Fund may be unable to recover the securities it sold in connection with a reverse repurchase agreement and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may only be willing to pay $95 for a bond with a market value of $100). The Fund’s use of reverse repurchase agreements also subjects the Fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as over-the-counter derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Counterparty Credit Risk” in the Prospectus. When the Fund enters into a reverse repurchase agreement or dollar roll agreement, it will earmark or otherwise segregate liquid assets equal to the repurchase obligation or forward commitment, as applicable. Earmarking or otherwise segregating assets may limit the Fund’s ability to pursue other investment opportunities.

Commodity-Related Investments

The Fund may invest in a range of markets, including the commodity markets, which include a range of assets with tangible properties, such as oil, natural gas, agricultural products (e.g., wheat, corn, and livestock), precious metals (e.g., gold and silver), industrial metals (e.g., copper), and softs (e.g., cocoa, coffee, and sugar). The Fund may obtain such exposure by investing in commodity-related derivatives (as defined below).

Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels). In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.

Actions of and changes in governments, and political and economic instability, in commodity-producing and—exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation may also impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.

The Fund may invest in derivatives whose values are based on the value of a commodity, commodity index, or other readily-measurable economic variables dependent upon changes in the value of commodities or the commodities markets (“commodity-related derivatives”). The value of commodity-related derivatives fluctuates based on changes in the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable.

The Fund’s ability to engage in commodity-related investments may be limited by tax considerations. See “Taxes” below for further discussion of these considerations.

Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities

The Fund may invest in illiquid securities, although such investments in illiquid securities will be limited to a maximum of 15% of the Fund’s net assets.

A manager also may deem certain securities to be illiquid as a result of a manager’s receipt from time to time of material, non-public information about an issuer, which may limit a manager’s ability to trade such securities for the account of any of its clients, including the Fund. In some instances, these trading restrictions could continue in effect for a substantial period of time.

Private Placements and Restricted Investments. Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, securities issued by entities deemed to be affiliates of the Fund, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition, the Fund may not be able to initiate a transaction or liquidate a position in such investments at a desirable price. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. If the Fund sells its securities in a registered offering, it may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act. In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense.

At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing the Fund’s net assets. The judgment of a manager normally plays a greater role in valuing these securities than in valuing publicly traded securities.

IPOs and Other Limited Opportunities. The Fund may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.

Investments in Investment Companies or Other Pooled Investments

Subject to applicable regulatory requirements, the Fund may invest in shares of both open- and closed-end investment companies (including money market funds, and exchange-traded funds (“ETFs”)). Investing in another investment company exposes the Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses. The Fund also may invest in private investment funds, vehicles, or structures.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs in which the Fund may invest typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. The Fund may also invest in actively-managed ETFs. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”), Vanguard ETFs, and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs, Vanguard ETFs, and iShares are predominantly listed on the NYSE Arca). The market price for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.

Investments in UCITS Funds

UCITS funds are open-ended pooled or collective investment undertakings established in accordance with the UCITS Directive adopted by European Union member states. Similar to open-end investment companies, the underlying investments of a UCITS fund must be liquid enough to fulfill redemptions at the request of holders, either directly or indirectly out of the underlying investments. The assets themselves are entrusted to an independent custodian or depositary for safekeeping and must be held on a segregated basis. To the extent the Fund holds interests in a UCITS fund, it is expected that the Fund will bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the UCITS fund level) and a single layer of incentive fees (at the UCITS fund level).

Short Sales

The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. If the Fund makes a short sale against the box, the Fund will not immediately deliver the securities or currencies sold and will not immediately receive the proceeds from the sale. Once the Fund closes out its short position by delivering the securities or currencies sold short, it will receive the proceeds of the sale. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

The Fund may make short sales of securities or currencies it does not own (i.e., short sales that are not against the box), in anticipation of a decline in the market value of that security or currency. To complete such a transaction, the Fund must borrow the security or currency (e.g., shares of an ETF) to make delivery to the buyer. The Fund then is obligated to replace the security or currency borrowed by purchasing it at the market price at or prior to termination of the loan. The price at such time may be more or less than the price at which the security or currency was sold by the Fund, and purchasing such security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. Until the security or currency is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security or currency, the Fund also may be required to pay a premium, which would increase the cost of the security or currency sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales that are not against the box.

The Fund will incur a loss as a result of a short sale if the price of the security or index or currency increases between the date of the short sale and the date on which the Fund replaces the borrowed security or currency. The Fund will realize a gain if the price of the security or currency declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale. Short sales that are not against the box involve a form of investment leverage, and the amount of the Fund’s loss on such a short sale is theoretically unlimited. Under adverse market conditions, the Fund may have difficulty purchasing securities or currencies to meet its short sale delivery obligations, and may have to sell portfolio securities or currencies to raise the capital necessary to meet its short sale obligations at a time when it would be unfavorable to do so. If a request for return of borrowed securities and/or currencies occurs at a time when other short sellers of the securities and/or currencies are receiving similar requests, a “short squeeze” can occur, and the Fund may be compelled to replace borrowed securities and/or currencies previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received in originally selling the securities and/or currencies short. In addition, the Fund may have difficulty purchasing securities and/or currencies to meet its delivery obligations in the case of less liquid securities and/or currencies sold short by the Fund such as certain emerging market country securities or securities of companies with smaller market capitalizations. The Fund may also take short positions in securities through various derivative products. These derivative products will typically expose the Fund to economic risks similar to those associated with shorting securities directly.

Event-Linked Instruments/Catastrophe Bonds

The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent on, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the principal amount of the bond is reduced (potentially to zero), and the Fund may lose all or a portion of its entire principal invested in the bond or the entire notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure also may expose the Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked exposures also may be subject to liquidity risk.

Reinsurance-Related Securities

The Fund may invest in reinsurance-related securities, which include event-linked bonds, shares or notes issued in connection with quota shares (“Quota Share Notes”), shares or notes issued in connection with excess-of-loss, stop-loss, or other non-proportional reinsurance (“Excess of Loss Notes”), shares or notes issued in connection with industry loss warrants (“ILW Notes”) and, to a lesser extent, event-linked swaps, equity securities (publicly or privately offered) and the derivatives of equity securities of companies in the reinsurance and insurance industry. Investments in Quota Share Notes provide exposure to a form of proportional reinsurance in which an investor participates in the premiums and losses of a reinsurer’s portfolio according to a pre-defined percentage. Investments in Excess of Loss Notes provide exposure to a form of reinsurance pursuant to which one party (typically an insurer or reinsurer) purchases protection against losses that exceed a specified threshold up to a set limit. Investments in ILW Notes provide exposure to a transaction through which one party (typically, an insurance company or reinsurance company, or a reinsurance-related asset manager) purchases protection based on the total loss arising from a catastrophic event to the entire insurance industry rather than the losses of any particular insurer. These securities are subject to the same risks discussed herein for event-linked instruments/catastrophe bonds. In addition, because Quota Share Notes, Excess of Loss Notes, and ILW Notes represent an interest, either proportional or non-proportional, in one or more underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contract(s) and, therefore, must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s investment in Quota Share Notes, Excess of Loss Notes and ILW Notes, which will place the Fund’s assets at greater risk of loss than if the Adviser had more complete information. The lack of transparency may also make the valuation of Quota Share Notes, Excess of Loss Notes and ILW Notes more difficult and potentially result in mispricing that could result in losses to the Fund.

Non-Cash Income

Certain investments made by the Fund may give rise to taxable income in excess of the cash received by the Fund from those investments. In order to make distributions of its income to its investors, it is possible that the Fund will dispose of certain of its investments, including when it is not otherwise advantageous to do so. See “Taxes” below for further discussion of investments that may result in non-cash income.

Lack of Correlation Risk; Hedging

There can be no assurance that the short positions that the Fund holds will act as an effective hedge against its long positions. Any decrease in negative correlation or increase in positive correlation between the positions a manager anticipated would be offsetting (such as short and long positions in securities or currencies held by the Fund) could result in significant losses for the Fund.

To the extent a manager employs a hedging strategy for the Fund, the success of any such hedging strategy will depend, in part, upon a manager’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments being hedged.

Trading Restrictions

In the course of their business activities, there is a risk that the Adviser or a Sub-Adviser may receive material non-public information. The Adviser and/or Sub-Adviser may receive such information directly as a result of its investment advisory activities for the benefit of the Fund or some other account, or indirectly as a result of the Adviser’s or a Sub-Adviser’s relationship with an affiliated entity. In such event, the Adviser or Sub-Adviser may be restricted from trading certain securities regardless of whether the activities leading to the receipt of material non-public information were for the benefit of the Fund or otherwise. Such restrictions may have a material impact on the gains and losses of the Fund.

Legal and Regulatory Risk

Legal, tax, and regulatory changes could occur that may adversely affect the Fund. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities, self-regulatory organizations, or non-U.S. regulatory authorities that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to financial reform legislation in the United States and the European Union. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Fund could be substantial and adverse.

The Adviser and Sub-Advisers may be similarly adversely affected by legal, tax, or regulatory changes and, as a result, may be unable or unwilling to provide advisory services to the Fund or its Subsidiaries.

The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. The European Union and certain other countries are implementing similar requirements, which will affect an Investment Fund when it enters into derivatives transactions with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.

Certain regulators in the U.S. government and the European Union have enacted or proposed mandatory minimum margin requirements for uncleared derivatives. Such requirements could increase the amount of margin required to be provided by an Investment Fund in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive. Additionally, transactions in certain types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are now required to be centrally cleared through a clearing house. This new requirement could also increase the amount of margin required to be provided by the Fund in connection with its derivatives transactions and subject the Fund to risk if it enters into a derivatives transaction that is required to be cleared and no clearing member is willing or able to clear the transaction on the Fund’s behalf. Likewise, some types of cleared derivatives are now required to be executed on an exchange or on a swap execution facility, which can create additional costs and risks for the Fund.

New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund), limit liquidity in the derivatives market, and/or increase the costs of such derivatives transactions, and the Fund may be unable to execute its investment strategy as a result. It is currently unclear how the regulatory changes will affect counterparty risk.

In addition, the SEC proposed a new rule relating to registered investment companies’ use of derivatives and related instruments in December 2015. The proposed rule would permit registered investment companies to enter into derivatives transactions and financial commitment transactions notwithstanding the prohibitions and restrictions on the issuance of senior securities under Section 18 of the 1940 Act, provided that they (i) comply with one of two alternative portfolio limitations designed to impose a limit on the amount of leverage that may be obtained through derivatives transactions, financial commitment transactions, and other senior security transactions; (ii) manage the risks associated with the derivatives transactions and financial commitment transactions by maintaining a certain amount of qualifying assets for each type of transaction; and (iii) depending upon the extent of derivatives usage, establish a formalized derivatives risk management program. This proposed rule, if enacted, could restrict the Fund’s ability to engage in derivatives transactions.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts and have proposed further rules relating to position limits. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients of a Sub-Adviser and its affiliates may be aggregated for this purpose. The trading decisions of a Sub-Adviser may have to be modified and positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund.

The Adviser or a given Sub-Adviser may, in its sole discretion (as applicable), elect to cause the Fund to (i) refrain from entering into a transaction to purchase that it may otherwise have caused the Fund to enter into; or (ii) sell an instrument that the Fund presently holds, if such transaction or the continued ownership of such instrument would cause the Fund, the Adviser, the Sub-Adviser, and/or any of their affiliates to make a governmental or regulatory filing. Any such election may cause the Fund to (a) forego an investment opportunity that the Adviser or Sub-Adviser had determined may otherwise generate a profit for the Fund; and/or (b) incur additional expenses, including without limitation, brokerage and/or legal fees.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and is expected to adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the Fund may trade have adopted reporting requirements. If the Fund’s short positions or its strategy become generally known, it could have a significant effect on a manager’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by the Fund forcing the Fund to cover its positions at a loss. Such reporting requirements may also limit a manager’s ability to access management and other personnel at certain companies where a manager seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy. In addition, the SEC has imposed certain restrictions on short sales. If the SEC were to adopt additional restrictions regarding short sales, they could restrict the Fund’s ability to engage in short sales in certain circumstances, and the Fund may be unable to execute its investment strategy as a result.

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

Additional legislative or regulatory actions to address perceived liquidity or other issues in markets generally, or in particular markets such as the fixed income securities markets and municipal securities markets, may alter or impair market participants’ ability to utilize certain investment strategies and techniques. For example, in September 2015 the SEC proposed a rule which, if adopted, would impose additional compliance obligations and restrictions with respect to the management of liquidity by mutual funds and open-end exchange traded funds. The proposed rules would require open-end mutual funds (other than money market funds) to (i) adopt liquidity risk management programs and maintain a portion of the fund’s holdings in assets that can be converted into cash within three business days; (ii) provide additional disclosures about a fund’s redemptions and liquidity risk; and (iii) would permit, but not require, an open-end mutual fund (other than an exchange traded fund) to implement “swing pricing,” which would allow a fund to adjust its net asset value for the transaction costs related to subscriptions and redemptions. The proposed rule, if adopted, would impose significant additional requirements on funds and their investment advisers to develop liquidity risk management programs and could substantially alter industry practices with respect to pricing of fund shares and change how costs associated with increased purchase or redemption activity are allocated to transacting shareholders.

Rules implementing credit risk retention requirements for asset-backed securities require the sponsor of certain securitization vehicles to retain, and to refrain from transferring, selling, conveying to a third party or hedging 5% of the credit risk in assets transferred, sold or conveyed through the issuance of such vehicle, subject to certain exceptions. These requirements may increase the costs to originators, securitizers and, in certain cases, collateral managers of securitization vehicles in which an Investment Fund may invest, which costs could be passed along to such Investment Fund as an investor in such transactions.

There has been extensive rulemaking and regulatory changes in connection with the passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) that affect the financial industry as a whole. Until all of the new requirements of the Dodd-Frank Act are implemented, it is unknown how burdensome such requirements will be. The Dodd-Frank Act has affected and will continue to affect a broad range of market participants with whom the Fund and its Subsidiaries interacts or may interact, including commercial banks, investment banks, other non-bank financial institutions, rating agencies, mortgage brokers, credit unions, insurance companies and broker-dealers. Parts of the Dodd-Frank Act, such as the “Volcker Rule” (regarding banks’ investment, sponsorship and management of private investment funds) and the “Push-Out Provision” (regarding restrictions on banks’ derivatives trading activities) may change the landscape of the financial industry. It is difficult to anticipate the impact on the Adviser, the Sub-Advisers, the Fund, the Subsidiaries, and the Investment Funds of such regulatory changes. It may take years to understand the impact of the Dodd-Frank Act and related regulations on the financial industry as a whole, and therefore, such continued uncertainty may make markets more volatile, and it may be more difficult for the Adviser and Sub-Advisers to execute the investment strategies of the Fund.

Recent Events

A number of countries have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread. Responses to the financial problems by governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. These events could negatively affect the value and liquidity of the Fund’s investments.

Limited Operating History

The Fund and its Subsidiaries commenced operations on June 16, 2014, and thus have a limited operating history upon which its performance may be evaluated. While the Adviser and certain Sub-Advisers may have experience in investment-related activities and in managing private investment funds, the Adviser and Sub-Advisers have limited experience as managers of a registered investment company. The past performance of other investment funds managed by affiliates of a manager cannot be relied upon as an indicator of the Fund’s potential success, in part because of the unique nature of the Fund’s investment strategy. An Investor in the Fund must rely upon the ability of the Adviser and Sub-Advisers in identifying and implementing investments for the Fund. There can be no assurance that the Adviser and Sub-Advisers will be successful in identifying and implementing investment opportunities for the Fund.

MANAGEMENT

Board of Trustees’ Oversight Role in Management

The Board of Trustees of the Fund (the “Board of Trustees”) provides broad oversight over the operations and affairs of the Fund and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business. The Board of Trustees exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. A majority of the Trustees of the Board of Trustees are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (collectively, the “Independent Trustees”). The trustees of the Board of Trustees (the “Trustees”) are not required to contribute to the capital of the Fund or to hold shares of the Fund.

Board of Trustees Composition and Fund Leadership Structure

The identity of the Trustees and officers of the Fund, and brief biographical information regarding each Trustee and officer during the past five years, is set forth below. Unless otherwise noted, the business address of each officer and Trustee is c/o Blackstone Alternative Investment Advisors LLC, 345 Park Avenue, 28th Floor, New York, New York 10154.

Independent Trustees:

Name and Year of Birth of Independent Trustees	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Trusteeships Held by Trustee During the Past 5 Years
John M. Brown (1959)	Trustee	March 2013 to Present	Retired (2004-Present)	4	None

Peter M. Gilbert (1947)	Trustee	February 2016 to Present	Retired (2015-Present); CIO, Lehigh Endowment Fund (2007-2015)	4	None

Paul J. Lawler (1948)	Trustee	March 2013 to Present	Retired (2011-Present)	4	Trustee, First Eagle Funds (9 portfolios)

Kristen Leopold (1967)	Trustee	March 2013 to Present	CFO, WFL Real Estate Services, LLC (2006-Present); CFO, KL Associates LLC (Hedge Fund Consulting) (2007-2014)	4	Trustee, CPG Alternative Strategies Fund LLC; Trustee, CPG Carlyle Fund LLC; Trustee, CPG Carlyle Master Fund, LLC

Interested Trustees:

Name and Year of Birth of Interested Trustees	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Trusteeships Held by Trustee During the Past 5 Years
Frank J. Coates[3] (1964)	Trustee	March 2013 to Present	Executive Managing Director,[4] Envestnet, Inc. (Wealth Management Solutions) (2016-Present); CEO, Wheelhouse Analytics, LLC (Technology Solutions) (2010-2016)	4	None

Peter Koffler[5] (1956)	Trustee	August 2012 to Present	Senior Managing Director,[4] The Blackstone Group L.P. (“Blackstone”) (2012-Present); General Counsel, BAIA and Blackstone Alternative Asset Management L.P. (“BAAM”) (2010-Present); Chief Compliance Officer, Blackstone (2013-2016); Managing Director,[4] Blackstone (2006-2011); Chief Compliance Officer, BAAM (2008-2012)	4	None

[1]	Term of office of each Trustee is indefinite until his or her resignation, removal, or death. Any Trustee of the Fund may be removed from office in accordance with the provisions of the Trust’s Agreement and Declaration of Trust (“Declaration of Trust”) and Bylaws.
[2]	As of the date of this SAI, the “Fund Complex” consists of BAMSF, Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, and Blackstone Alternative Alpha Master Fund.
[3]	Mr. Coates is being treated as an “interested person” of the Fund, as defined in the 1940 Act, due to his employment by Envestnet, Inc., which conducts business with certain Sub-Advisers and may conduct business with the Adviser and/or its affiliates.
[4]	Executive title, not a board directorship.
[5]	Mr. Koffler is an “interested person” of the Fund, as defined in the 1940 Act, due to his position with the Adviser and its affiliates.

Officers:

Name and Year of Birth of Officers	Position(s) Held with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stephen Buehler (1977)	Secretary	August 2012 to Present	Managing Director,[2] Blackstone (2014-Present); Vice President, Blackstone (2012-2013)

Brian F. Gavin (1969)	President (Principal Executive Officer)	August 2012 to Present	Chief Operating Officer & Senior Managing Director,[2] Blackstone (2007-Present)

James Hannigan (1983)	Chief Compliance Officer, Anti-Money Laundering Officer, and Chief Legal Officer	Chief Compliance Officer and Anti-Money Laundering Officer (August 2016 to Present); Chief Legal Officer (March 2015 to Present)	Vice President, Blackstone (2014-present); Associate, Blackstone (2012-2013); Assistant Vice President, FRM Americas, LLC (2011-2012)

Name and Year of Birth of Officers	Position(s) Held with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years

Arthur Liao (1972)	Treasurer (Principal Financial and Accounting Officer)	August 2012 to Present	Senior Managing Director,[2] Blackstone (2016-Present); Chief Financial Officer, BAIA and BAAM (2007-Present); Managing Director[2], Blackstone (2007-2015)

[1]	Term of office of each Officer is indefinite until his or her death, resignation, removal, or disqualification.
[2]	Executive title, not a board directorship.

For each Trustee, the following tables disclose the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund Complex as of December 31, 2015:

Independent Trustees:

Name of Independent Trustee	Dollar Range in Equity Securities in BAMSF	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Fund Complex
John M. Brown	Over $100,000	Over $100,000
Peter M. Gilbert*	None	None
Paul J. Lawler	Over $100,000	Over $100,000
Kristen M. Leopold	$50,001-$100,000	$50,001-$100,000

*	Appointed to the Board effective as of February 24, 2016.

Interested Trustees:

Name of Interested Trustee*	Dollar Range in Equity Securities in BAMSF	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Fund Complex
Frank J. Coates	None	Over $100,000
Peter Koffler	None	None

*	Deemed to be an “interested person” of the Fund, as defined in the 1940 Act.

For Independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2015:

Name of Independent Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
John M. Brown	N/A	N/A	N/A	N/A	N/A
Peter M. Gilbert*	N/A	N/A	N/A	N/A	N/A
Paul J. Lawler	N/A	N/A	N/A	N/A	N/A
Kristen M. Leopold	N/A	N/A	N/A	N/A	N/A

*	Appointed to the Board effective as of February 24, 2016.

Compensation of Trustees and Officers

Each of the Independent Trustees and Mr. Coates are paid by the Fund $72,000 per fiscal year in aggregate for their services to the Fund. The Chairpersons of the Board of Trustees and the Audit Committee are paid an additional $3,000 per fiscal year. The Fund also pays for the Trustees’ travel expenses related to Board of Trustees meetings. The Trustees do not receive any pension or retirement benefits from the Fund. The following table sets forth information covering the total compensation payable by the Fund during its fiscal year ended March 31, 2016 to the persons who serve, and who are expected to continue serving, as Trustees of the Fund during such period:

Independent Trustees:

Name of Independent Trustee	Aggregate Compensation From Funds	Total Compensation From Fund Complex[1]
John M. Brown	$56,000	$90,000
Peter M. Gilbert[2]	$18,000	$27,500
Paul J. Lawler	$53,000	$85,000
Kristen M. Leopold	$56,000	$90,000

[1]	These amounts represent aggregate compensation for the services of each Trustee to each fund in the Fund Complex, for which each Trustee serves as trustee. The Fund Complex currently consists of the Fund, Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, and Blackstone Alternative Alpha Master Fund. For the fiscal year ended March 31, 2016, the Fund Complex also included an additional series of the Trust that has since been liquidated.
[2]	Appointed to the Board effective as of February 24, 2016.

Interested Trustees:

Name of Interested Trustee	Aggregate Compensation From Funds	Total Compensation From Funds and Fund Complex*
Frank J. Coates	$53,000	$85,000
Peter Koffler	None	None

*	These amounts represent aggregate compensation for services of each Trustee to each fund in the Fund Complex, for which each Trustee serves as trustee. The Fund Complex currently consists of the Fund, Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, and Blackstone Alternative Alpha Master Fund. For the fiscal year ended March 31, 2016, the Fund Complex also included an additional series of the Trust that has since been liquidated.

Trustee Qualifications

The Board of Trustees has considered the following factors, among others, in concluding that the Trustees possess the requisite experience, qualifications, attributes and/or skills to serve as Board of Trustees members: his or her character and integrity; his or her professional experience; his or her willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than Messrs. Koffler and Coates, his or her status as not being an “interested person” (as defined in the 1940 Act) of the Fund. The Board of Trustees believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with BAIA, other service providers, counsel, and independent auditors, and to exercise effective business judgment in the performance of their duties, support its conclusion. In addition, the Board of Trustees has considered the following particular attributes as to the various individual Trustees:

Mr. Brown, investment management experience and experience as a board member and/or executive officer of various businesses and other organizations.

Mr. Coates, business and finance expertise and training as a Chartered Financial Analyst and experience as a chief executive officer, board member and/or executive officer of various registered investment companies and other businesses within the asset management industry.

Mr. Gilbert, investment management experience as former chief investment officer and experience as a board member of various businesses and other organizations.

Mr. Koffler, professional training and experience as a business lawyer focusing on the investment management industry and his perspective on Board of Trustees matters as a senior executive of Blackstone Alternative Asset Management L.P., an affiliate of BAIA.

Mr. Lawler, business, finance and investment management expertise, training as a Chartered Financial Analyst, and experience as a chief investment officer, board member and/or executive officer of various large independent universities, foundations, registered investment companies, businesses and other organizations.

Ms. Leopold, business, finance and accounting expertise and training as a Certified Public Accountant and experience as a chief financial officer and/or auditor and manager at an alternative asset management company and a multi-national accounting firm.

References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board of Trustees or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board of Trustees by reason thereof.

Board of Trustees Leadership Structure and Risk Oversight

The Board of Trustees is responsible for the general oversight of the Fund’s affairs and for ensuring that the Fund is managed in the best interests of its shareholders. The Board of Trustees will regularly review the Fund’s investment performance as well as the quality of services provided to the Fund and its shareholders by BAIA and its affiliates, by the Sub-Advisers, and by the Fund’s other service providers. The Board of Trustees will review and evaluate, at least annually, the fees and operating expenses paid by the Fund for these services. In carrying out these responsibilities, the Board of Trustees will be assisted by the Fund’s auditors, independent counsel to the Independent Trustees, and other persons as appropriate, who are selected by and responsible to the Board of Trustees. In addition, the Fund’s Chief Compliance Officer reports directly to the Board of Trustees.

Currently, all but two of the Trustees are Independent Trustees. The Independent Trustees must vote separately to approve all financial arrangements and other agreements with the Fund’s investment adviser, BAIA, and other affiliated parties. The Independent Trustees will meet regularly as a group in executive session, which will not include representatives of BAIA, except by invitation. An Independent Trustee currently serves as Chairman of the Board of Trustees of the Fund.

Taking into account the number and complexity of the registered investment companies overseen by the Board of Trustees within the Fund Complex and the amount of assets under management in the Fund, the Board of Trustees has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board of Trustees. These committees, which are described in more detail below, review and evaluate matters specified in their charters and make recommendations to the Board of Trustees as they deem appropriate. Each committee may utilize the resources of the Fund’s counsel and auditors as well as other persons. The committees meet from time to time, either in conjunction with regular meetings of the Board of Trustees or otherwise. The membership and chair of each committee consists exclusively of Independent Trustees.

The Board of Trustees oversees risk as part of its broader oversight of Fund’s affairs. While risk management is primarily the responsibility of the Fund’s investment adviser, BAIA, the Board of Trustees will regularly receive reports, including reports from BAIA and the Fund’s Chief Compliance Officer, regarding investment risks, compliance risks, and certain other risks applicable to the Fund. The Board committees may focus on different aspects of these risks within the scope of the committees’ authority.

The Board of Trustees recognizes that not all risks that may affect the Fund can be identified, that it will not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that reports received by the Trustees with respect to risk management matters typically will be summaries of the relevant information, and that the processes, procedures and controls employed to address risks may be limited in their effectiveness. As a result of the foregoing and other factors, risk management oversight by the Board of Trustees and by the committees is subject to substantial limitations.

Standing Committees

The Board of Trustees has the authority to establish committees, which may exercise the power and authority of the Trustees to the extent the Board of Trustees determines. The committees assist the Board of Trustees in performing its functions and duties under the 1940 Act and Massachusetts law. The Board of Trustees currently has established two standing committees: the Audit Committee and the Nominating Committee.

Audit Committee

The Audit Committee of the Fund, which consists of Ms. Leopold and Messrs. Gilbert and Lawler, provides oversight with respect to the accounting and financial reporting policies and practices of the Fund and, among other things, considers the selection of an independent registered public accounting firm for the Fund and the scope of the audit, and approves all services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, BAIA and certain affiliates. The Audit Committee met three times during the most recent fiscal year.

Nominating Committee

The Nominating Committee of the Fund, which consists of Messrs. Brown, Gilbert, and Lawler, meets to select nominees for election as Trustees of the Fund and considers other matters of Board of Trustees policy, including reviewing and making recommendations to the Board of Trustees with respect to the compensation of the Independent Trustees. It is the policy of the Nominating Committee to consider nominees properly submitted by shareholders. In accordance with the terms of the Nominating Committee Charter, shareholders who wish to recommend a nominee should send a nomination to the Secretary of the Trust which includes biographical information and sets forth the qualifications of a proposed nominee. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Nominating Committee and to serve if elected by shareholders. The Nominating Committee met two times during the most recent fiscal year.

Other Accounts Managed by Portfolio Managers (as of March 31, 2016)

The table below identifies, for each named portfolio manager of the Fund, the number of accounts (other than the Fund with respect to which information is provided) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Data for other investment companies is shown based on the specific portfolio managers that are named in the disclosure documents for other investment companies. Data for private pooled investment vehicles and other separate accounts is reported based on the Adviser’s practice of naming a particular individual to maintain oversight responsibility, in conjunction with the Adviser’s or its affiliates’ Investment Committee and with the support of a team of other individuals employed by the Adviser or its affiliates, for each account.

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based
Gideon Berger	Registered Investment Companies	3	$936 million	0	$0

	Other Pooled Investment Vehicles	130	$61 billion	82	$35 billion

	Other Accounts	0	$0	0	$0

Robert Jordan	Registered Investment Companies	3	$936 million	0	$0

	Other Pooled Investment Vehicles	119	$52 billion	71	$31 billion

	Other Accounts	0	$0	0	$0

Ian Morris	Registered Investment Companies	3	$936 million	0	$0

	Other Pooled Investment Vehicles	119	$52 billion	71	$31 billion

	Other Accounts	0	$0	0	$0

Stephen Sullens	Registered Investment Companies	3	$936 million	0	$0

	Other Pooled Investment Vehicles	124	$54 billion	76	$33 billion

	Other Accounts	0	$0	0	$0

David Mehenny	Registered Investment Companies	0	$0	0	$0

	Other Pooled Investment Vehicles	1	$953 million	0	$0

	Other Accounts	0	$0	0	$0

Alberto Santulin	Registered Investment Companies	3	$936 million	0	$0

	Other Pooled Investment Vehicles	1	$953 million	0	$0

	Other Accounts	0	$0	0	$0

Compensation of Portfolio Managers

Each portfolio manager’s compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Adviser or its affiliates and not by the Fund. A portion of the discretionary bonus may be paid in shares of stock or stock options of The Blackstone Group L.P. (“Blackstone”), the parent company of the Adviser, which stock options may be subject to certain vesting periods. The amount of a portfolio manager’s discretionary bonus, and the portion to be paid in shares or stock options of Blackstone, is determined by senior officers of the Adviser and/or Blackstone. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Adviser; the overall performance of Blackstone and its affiliates and subsidiaries; the profitability to the Adviser derived from the management of the Fund and the other accounts managed by the Adviser; the absolute performance of the Fund and such other accounts for the preceding year; contributions by the portfolio manager in assisting with managing the assets of the Adviser; and execution of managerial responsibilities, client interactions and support of colleagues. The bonus is not based on a precise formula, benchmark or other metric.

Securities Ownership of Portfolio Managers

The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Fund as of the date of this SAI:

Portfolio Manager	Dollar Range of Shares Held in BAMSF
Gideon Berger	None
Robert Jordan	None
Ian Morris	None
Stephen Sullens	Over $1 million
David Mehenny	None
Alberto Santulin	None

Potential Conflicts of Interest

Each portfolio manager’s compensation plan can give rise to potential conflicts of interest. Managing and providing research to multiple accounts can give rise to potential conflicts of interest if the accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple accounts. Securities selected for accounts other than the Fund may outperform the securities selected for the Fund. In addition, any allocation by the Adviser to an affiliate, or an allocation to a strategy managed directly by the Adviser, benefits Blackstone and any redemption or reduction of such allocation would be detrimental to Blackstone, creating potential conflicts of interest in allocation decisions.

The Fund may be subject to a number of actual and potential conflicts of interest. As applicable, references to a “manager” refer to any one or more of the Adviser, Sub-Advisers, and advisors to the Investment Funds.

Selection of Sub-Advisers

The Adviser compensates the Sub-Advisers out of the Management Fee it receives from the Fund. This could create an incentive for the Adviser to select Sub-Advisers with lower fee rates or Sub-Advisers that are affiliated with the Adviser. Each sub-advisory agreement with the Sub-Advisers, and any material change thereto, will be approved by the Board of Trustees of the Fund, including a majority of Independent Trustees. Additionally, in relying on the exemptive order issued by the SEC in recommending the hiring, termination, and replacement of Permitted Sub-Advisers (“Manager of Managers Order”), the Adviser will provide the Board of Trustees with information showing the expected impact of any proposed Sub-Adviser hiring or termination on the profitability of the Adviser. Where a change is proposed for a Sub-Adviser affiliated with the Adviser, the Board of Trustees, including a majority of the Independent Trustees, will make a separate finding, reflected in the Board of Trustees meeting minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Adviser or Sub-Adviser derives an inappropriate advantage.

Allocation of Investment Opportunities

If an investment opportunity is appropriate for the Fund and one or more other funds/accounts for which the manager (or one of its affiliates) acts as investment manager, the manager may be required to choose among the Fund and the affiliated entities in allocating the investment opportunity. For example, the manager may seek to invest in an investment opportunity, on behalf of the Fund and the manager’s other clients, which may reduce or eliminate the amount of Fund assets allocated to such investment opportunity. The managers intend to allocate such opportunities in a fair and equitable manner in accordance with their respective compliance policies and procedures, taking into account various investment criteria, such as the relative amounts of capital available for investments, relative exposure to market trends, investment objectives, liquidity, diversification, contractual restrictions, guidelines, and similar factors. Where a manager’s other clients pay a higher fee than the Fund, the manager has a conflict of interest in allocating investment opportunities between such other clients and the Fund.

Allocation of Models or Investment Techniques

If a model, strategy, or investment technique (an “Analytic”) is appropriate for the Fund and one or more of a manager’s other clients, the decision by a manager on how to allocate an Analytic among the Fund and such other clients (including the relative exposure the Fund and such other clients have to an Analytic) may vary for one or more reasons, including, but not limited to: (i) the Analytic may have sufficiently limited capacity such that it is not practical to be used for one or more clients of the manager; (ii) the Analytic involves asset classes outside the investment mandate of one or more clients of the manager; (iii) the Analytic is not appropriate or suitable given the investment regulatory restrictions applicable to one or more clients of the manager; (iv) the Analytic is hedged by taking smaller or larger exposures (as applicable) to certain style factors, sectors or other directional risks than that targeted by one or more clients of the manager; (v) the Analytic involves greater liquidity risk or other risk than that targeted by one or more clients of the manager; and/or (vi) the price point or strategic fit of the Analytic is not desired for one or more clients. The net result(s) could be that one or more clients of the manager, including the Fund, would not have access (or would have reduced access) to certain Analytics that produce higher expected rates of return, lower volatility, or shorter trading horizons than those Analytics utilized (in degree and/or manner) by other clients of the manager.

In particular, the Adviser expects to launch a private fund in 2017 (the “Blackstone Private Fund”), which is expected to initially employ a risk premia strategy identical to the strategy currently utilized by the Adviser on behalf of the Fund. The risk premia strategy of the Blackstone Private Fund and the risk premia strategy that the Adviser utilizes on behalf of the Fund are expected to diverge over time as the Blackstone Private Fund incorporates additional risk premia signals and asset classes into its algorithm that may or may not be included in the algorithm used for the Fund. These changes to the respective algorithms will impact how an Analytic is allocated between the Fund and the Blackstone Private Fund.

Where a client pays higher fees to a manager than does the Fund, as is expected to be the case for the Blackstone Private Fund, or where a manager (or personnel thereof) has an economic interest in the client, such manager has a greater financial interest in the performance of such other clients than the performance of the Fund. A manager has an incentive to favor clients with the potential to pay greater fees (including performance-based fees or allocations) over those with lower fees (or only fixed asset-based fees) when allocating investment opportunities. This incentive creates a conflict of interest in allocating Analytics among the Fund and such other clients, particularly where the availability or liquidity of an investment opportunity is limited. Subject to the considerations described above, the manager seeks to allocate any such Analytics on an equitable basis between the Fund and such other clients in accordance with their respective compliance policies and procedure.

A manager may license an Analytic from an affiliate or third party. A licensor may have complete discretion regarding which of its Analytics (including proprietary strategies and/or models and including newly developed Analytics that may meet the investment objectives of the Fund) it elects to license (and correspondingly withhold from) the manager. An affiliated or third-party licensor may revoke any or all licenses granted to the manager for any reason or no reason at all, including that such licensor has a greater financial interest in utilizing the full capacity available in an Analytic for itself or its clients.

Financial Interests in Managers

The Adviser and its affiliates have financial interests in investment vehicles and asset managers, which may give rise to conflicts of interest between the Fund and such other investment vehicles managed by such other asset managers. The Adviser and its affiliates will endeavor to manage these potential conflicts in a fair and equitable manner, subject to legal, regulatory, contractual or other applicable considerations. These potential conflicts are described below.

Blackstone-Owned Managers. Affiliates of the Adviser currently (or in the future may) hold ownership interests in, or are (and in the future may be) otherwise affiliated with, various investment managers (each fund managed by such an investment manager, a “Blackstone Affiliated Fund”). Such ownership interests range from minority to 100%. Blackstone may receive a substantial portion of the revenues attributable to Blackstone Affiliated Funds. The nature of the Adviser’s or its affiliates’ relationship with the Blackstone Affiliated Funds means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund may not be able to invest in the Blackstone Affiliated Funds, even if the investment would be appropriate for the Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund) to benefit themselves to the detriment of the registered investment company and its shareholders. If an investment in a Blackstone Affiliated Fund is not prohibited under the 1940 Act, the Adviser may have an incentive to allocate the Fund’s assets to such Blackstone Affiliated Fund since affiliates of the Adviser have a direct or indirect financial interest in the success of such fund.

Blackstone Strategic Alliance Advisors L.L.C. Blackstone Strategic Alliance Advisors L.L.C. (“BSAA”), an affiliate of the Adviser, manages certain funds (the “BSAA Funds”) that make seed investments in investment vehicles (“Emerging Manager Vehicles”) managed by emerging fund managers (“Emerging Managers”). In connection with such seed investment, the BSAA Funds generally receive economic participation in the Emerging Managers in the form of profit sharing, equity interests, or other contractual means of participating in the business of the Emerging Managers. The nature of the Adviser’s or its affiliate’s relationship with BSAA and the Emerging Managers means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund may not be able to take certain actions with respect to BSAA and the Emerging Managers, even if such actions would be appropriate for the Fund. For example, (i) the Fund will not be able to invest in a BSAA Fund; (ii) the Fund typically will not be able to invest in an Emerging Manager Vehicle and; (iii) the Adviser may not be able to rely on the Manager of Managers Order with respect to hiring an Emerging Manager to serve as a subadviser to the Fund. The prohibitions contained in the 1940 Act are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund) to benefit themselves to the detriment of the registered investment company and its shareholders.

To the extent that an investment by the Fund with an Emerging Manager would not be prohibited under the 1940 Act, such investment generally would benefit the BSAA Funds and a withdrawal/redemption by the Fund generally would be detrimental to the BSAA Funds. In particular, to the extent that the Fund invests in an Emerging Manager Vehicle or hires an Emerging Manager to serve as a Sub-Adviser, the BSAA Funds will receive a portion of the revenue the Emerging Manager receives in respect of the Fund’s investment. Accordingly, there may be a conflict between the Adviser’s fiduciary obligation to the Fund, on the one hand, and the Adviser’s interest in the success of BSAA, the BSAA Funds and the Emerging Managers, on the other hand. In order to mitigate the potential conflict, BSAA and the BSAA Funds’ general partner will waive their share of any management or performance-based allocations or fees derived from the Fund’s investment with an Emerging Manager. Those amounts will be passed through or rebated to the investing Fund. This pass through/rebate generally also applies in the case of investments with an Emerging Manager outside of its commingled vehicle. The Fund will not otherwise participate in any of the economic arrangements related to any Emerging Manager with which they invest.

There is significant overlap between the Adviser’s and BSAA’s investment committees.

Blackstone Strategic Capital Advisors L.L.C. Blackstone Strategic Capital Advisors L.L.C. (“BSCA”), an affiliate of the Adviser, manages certain funds (the “BSCA Funds”) that make investments (typically in the form of equity interests or revenue shares) in established alternative asset managers (the “Strategic Capital Managers”). The nature of the Adviser’s or its affiliate’s relationship with BSCA and the Strategic Capital Managers means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund may not be able to take certain actions with respect to BSCA and the Strategic Capital Managers, even if such actions would be appropriate for the Fund. For example, (i) the Fund will not be able to invest in a BSCA Fund; (ii) the Fund may not be able to invest in a fund managed by a Strategic Capital Manager (“Strategic Capital Manager Vehicles”) and; (iii) the Adviser may not be able to rely on the Manager of Managers Order with respect to hiring a Strategic Capital Manager to serve as a subadviser to the Fund. The prohibitions contained in the 1940 Act are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund) to benefit themselves to the detriment of the registered investment company and its shareholders.

To the extent that an investment by the Fund with a Strategic Capital Manager would not be prohibited under the 1940 Act, such investment generally would benefit the BSCA Funds and a withdrawal/redemption by the Fund generally would be detrimental to the BSCA Funds. In particular, to the extent that the Fund invests in a Strategic Capital Manager Vehicle or hires a Strategic Capital Manager to serve as a Sub-Adviser, the BSCA Funds will receive a portion of the revenue the Strategic Capital Manager receives in respect of the Fund’s investment. Accordingly, there may be a conflict between the Adviser’s fiduciary obligation to the Fund, on the one hand, and the Adviser’s interest in the success of BSCA, the BSCA Funds and the Strategic Capital Managers, on the other hand. In order to mitigate the potential conflict, BSCA and the BSCA Funds’ general partner will waive their share of any management or performance-based allocations or fees derived from the Fund’s investment in a Strategic Capital Manager Vehicle. Those amounts will be passed through or rebated to the investing Fund. The Fund will not participate in any of the economic arrangements related to any Strategic Capital Manager with which they invest.

There is significant overlap between the Adviser’s and BSCA’s investment committees.

In managing the conflicts noted above, the Adviser has adopted the following limits, which may be changed from time to time: allocations to Blackstone Strategies (defined below) will not exceed 15% of the Fund’s assets, allocations to BAIA Investments (defined below) will not exceed 15% of the Fund’s assets, and aggregate allocations to Blackstone Strategies and BAIA Investments will not exceed 20% of the Fund’s assets. The term “Blackstone Strategies” means any investment mandates managed in a continuous or recurring manner by the Adviser or any Sub-Adviser that is a majority-owned subsidiary of The Blackstone Group L.P. The term “BAIA Investments” means opportunistic or single idea investment allocations managed by the Adviser. Hedging exposure related to an investment in an Investment Fund is not considered to be an allocation to either Blackstone Strategies or BAIA Investments.

Blackstone Policies and Procedures

Specified policies and procedures implemented by Blackstone to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the synergies across Blackstone’s various businesses that the Fund expects to draw on for purposes of pursuing attractive investment opportunities. Because Blackstone has many different asset management and advisory businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight, and subject to more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal, and contractual requirements across its various businesses, Blackstone has implemented certain policies and procedures (e.g., information walls) that may reduce the positive synergies that the Fund expects to utilize for purposes of finding attractive investments. For example, Blackstone may come into possession of material non-public information with respect to companies in which its private equity business may be considering making an investment. As a consequence, that information, which could be of benefit to the Fund, typically would be limited to those respective businesses and otherwise be unavailable to the Fund.

Blackstone Proprietary Funds

From time to time, Blackstone may hire or enter into a partnership or other arrangement with one or more investment professionals to form and manage private investment funds or separately managed accounts pursuing alternative investment strategies (“Proprietary Funds”). Blackstone generally will receive a substantial portion of the revenues attributable to these Proprietary Funds, in some instances greater than the revenues it receives from the Fund. Blackstone has formed several Proprietary Funds and expects to form additional Proprietary Funds in the future. The nature of the Adviser’s or its affiliates relationship with the Proprietary Funds means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund typically will not be able to invest in the Proprietary Funds, even if the investment would be appropriate for the Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund) to benefit themselves to the detriment of the registered investment company and its shareholders.

Other Activities of Blackstone, the Adviser, the Sub-Advisers, and their Affiliates

The managers devote to the Fund as much time as is necessary or appropriate, in their judgment, to manage the Fund’s activities. Certain inherent conflicts of interest arise from the fact that the managers and their affiliates act on behalf of the Fund and carry on investment activities for a significant number of other clients (including other investment funds sponsored by Blackstone, the Sub-Advisers, or their affiliates) in which the Fund has no interest. In certain instances, the investment strategies and objectives of these other clients are similar to, or overlap with the investment objective and strategy of the Fund. These activities could be viewed as creating a conflict of interest in that the time of the managers will not be devoted exclusively to the business of the Fund but such time will be allocated among the Fund and the managers’ other clients.

Future investment activities by a manager, including the establishment of other investment funds, may give rise to additional conflicts of interest. In addition, the activities in which a manager or its affiliates are involved may limit or preclude the flexibility that the Fund may otherwise have to participate in investments. In connection with a manager’s management of the Fund and other registered investment companies, the Fund may be forced to waive voting rights with respect to an Investment Fund. The Fund also may be forced to sell or hold existing investments as a result of other relationships that a manager may have or transactions or investments a manager or its affiliates may make or have made. In addition, a manager may determine not to invest the Fund’s assets in an Investment Fund, or may withdraw all or a portion of an existing Fund investment in an Investment Fund, subject to applicable law, in order to address adverse regulatory implications that would arise under the 1940 Act for the Fund and the manager’s other clients if that investment was made or maintained. To the extent that the adverse regulatory implications are attributable to the Fund’s investment, a manager may cause the Fund to withdraw prior to its other clients.

Investment activities by a manager, including the establishment of other investment funds and providing advisory services to discretionary or non-discretionary clients (see “Non-Discretionary/ Advisory Clients” below), may give rise to additional conflicts of interest. A manager has no obligation to purchase or sell, or recommend for purchase or sale for the Fund, any investment that the manager or its affiliates may purchase or sell, or recommend for purchase or sale, for their own accounts or for the account of any other client or Investment Fund. Further, from time to time, investment opportunities that are allocated to manager clients other than the Fund will not be allocated to the Fund at all or at the same time because of, among other reasons, differences in investment guidelines. In addition, a manager otherwise may determine that an investment opportunity in a particular investment is appropriate for a particular account, or for itself, but not for the Fund.

The managers, Blackstone, their affiliates and any of their respective officers, directors, retired partners, partners, members or employees, may invest for their own account in various investment opportunities, including in hedge funds and other investment vehicles, in which the Fund has no interest. A manager may engage an affiliate to service loans or to provide similar services to vehicles in which the Fund may invest, which may give rise to conflicts of interest.

Non-Discretionary/Advisory Clients

Certain affiliates of the Adviser provide advisory services, typically on a non-discretionary basis, regarding the hedge fund portfolios of certain clients. Such affiliates may communicate investment recommendations to such clients prior to the full implementation of such recommendations by the manager for the Fund or other discretionary clients. Accordingly, the Fund and the affiliates’ other discretionary clients may be seeking to obtain limited capacity from Investment Funds at the same time as such non-discretionary clients. Similarly, to the extent that an Investment Fund imposes withdrawal limitations, actions taken by non-discretionary clients may be adverse to the Fund or other discretionary accounts. In addition, non-discretionary clients may from time to time have access to or have the right to obtain information about investment decisions made for the Fund or other discretionary clients. Based on such information, the non-discretionary clients may take actions that are adverse to the Fund or other discretionary clients of the Fund.

Placement Agent Arrangements

On October 1, 2015, Blackstone spun off the financial and strategic advisory and restructuring and reorganization advisory divisions of the Distributor, as well as its Park Hill Group fund placement business, and combined these businesses with PJT Partners, an independent financial advisory firm founded by Paul J. Taubman (“PJTP”). While PJTP operates independently from Blackstone and is not an affiliate thereof, nevertheless because there is substantial overlap between Blackstone and PJTP, conflicts may arise in connection with transactions between or involving the Sub-Advisers on the one hand and PJTP on the other. The Distributor would not receive any compensation relating to any such transactions.

Middle- and Back-Office Services

BAAM, an affiliate of the Adviser, owns a non-controlling, minority equity interest in Arcesium LLC (“Arcesium”) and the President of the Fund serves on the board of Arcesium. Arcesium provides certain middle- and back-office services and technology to the Adviser and certain Sub-Advisers; the Fund does not pay the fees for these services. To the extent permitted by the 1940 Act, Arcesium may also provide services and technology to the Fund and/or one or more Investment Funds, in which case the Fund may pay, directly or indirectly, the fees for these services. The services and technology provided by Arcesium are expected to support various post-trade activities, including trade capture, cash and position reconciliations, asset servicing, margin and collateral monitoring, pricing-related services, portfolio data warehousing, and other services and technology as agreed between the applicable entity and Arcesium. BAAM may recommend Arcesium’s services to certain Sub-Advisers, and certain Sub-Advisers from time to time may hire Arcesium. BAAM will not require any Sub-Advisers to hire Arcesium as a condition to hiring them or investing in an Investment Fund nor will it favor Sub-Advisers who use Arcesium over Sub-Advisers who use other qualified middle- and back-office services providers when hiring Sub-Advisers for the Fund’s portfolio.

In return for its services, Arcesium typically receives a one-time upfront implementation fee, an annual software fee (based on the relevant fund’s aggregate net asset value), and an annual operations services fee (also based on the relevant fund’s aggregate net asset value) (such fees in the aggregate, the “Arcesium Fees”). The Arcesium Fees have been negotiated at arm’s-length and the Adviser believes them to be reasonable in relation to the services provided and consistent with prevailing charges from third party providers of the same or substantially similar services. Because the Arcesium Fees are based, in part, on the net asset value of a fund, which, in the case of the Fund, is generally determined by the Administrator under the supervision of BAAM, there may be conflicts with respect to calculation of the fees. Additional information regarding the Arcesium Fees is available from BAAM upon request.

In connection with BAAM’s minority equity ownership interest in Arcesium, BAAM is expected to receive cash distributions from Arcesium from time to time. In accordance with applicable law, such cash distributions are expected to be used to reimburse BAAM for the operating expenses of Arcesium for which BAAM has previously paid. Following such expected reimbursement, cash received by BAAM from Arcesium will be applied to reimburse funds/accounts that are managed by BAAM and its affiliates for the amount of Arcesium Fees paid by such entities to Arcesium. In the event that cash distributions received by BAAM from Arcesium with respect to these funds’/accounts’ use of Arcesium exceed the Arcesium Fees paid by the funds/accounts, any excess amounts will be retained by BAAM. In addition, in the event that Arcesium is sold to a third-party, there is no guarantee that BAAM will continue to receive such cash distributions and that the funds/accounts will be reimbursed for any portion of the Arcesium Fees paid by it.

Service Providers and Financial Institutions as Investors

From time to time, Blackstone personnel may speak at conferences and programs for potential investors interested in investing in hedge funds, which are sponsored by investment firms that either provide services to the Fund or have a relationship with the Adviser and/or Blackstone. Through such “capital introduction” events, prospective investors in the Fund have the opportunity to meet with the Adviser or its affiliates. Neither the Adviser nor the Fund compensates the sponsors for organizing such events or for investments ultimately made by prospective investors attending such events. However, such events and other services (including, without limitation, capital introduction services) may influence Blackstone and the Adviser in deciding whether to do business with or employ the services of such investment firms consistent with their obligations to the Fund.

Investment banks or other financial institutions, as well as Blackstone employees, may also be investors in the Fund. These institutions and employees are a potential source of information and ideas that could benefit the Fund. The Adviser has procedures in place designed to prevent the inappropriate use of such information by the Fund.

Transactions Between the Fund and Other Blackstone Clients

The Adviser, to the extent permitted by applicable law, including the 1940 Act, may cause the Fund to purchase investments from, to sell investments to or to exchange investments with any of its or Blackstone’s affiliates. Any such purchases, sales, or exchanges generally will be effected based upon the net asset value of the investment and will be subject to the approval of the Adviser’s Chief Compliance Officer (among others).

CODES OF ETHICS

The Fund, the Adviser, the Sub-Advisers, and Blackstone Advisory Partners L.P. have each adopted a code of ethics (collectively, the “Codes of Ethics”) pursuant to the requirements of Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls.

Each of these Codes of Ethics is included as an exhibit to the Fund’s registration statements filed with the SEC and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. These Codes of Ethics are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

BAMSF

As of June 30, 2016, the following entities owned beneficially or of record 5% or more of the Class I shares of BAMSF:

•	Charles Schwab & Co., Inc., located at 211 Main Street, San Francisco, CA 94105, held approximately 26% of the outstanding shares of Class I.

•	Morgan Stanley Smith Barney LLC, located at 2000 Westchester Avenue, Purchase, NY 10577, held approximately 24% of the outstanding shares of Class I.

•	Merrill Lynch, Pierce, Fenner & Smith Incorporated, located at One Bryant Park, New York, NY 10036, held approximately 34% of the outstanding shares of Class I.

•	Pershing LLC, located at One Pershing Plaza, Jersey City, NJ 07399, held approximately 11% of the outstanding shares of Class I.

•	National Financial Services, LLC, located at 499 Washington Boulevard, Jersey City, NJ 07310, a subsidiary of Fidelity Investments, held approximately 9% of the outstanding shares of Class I.

As of June 30, 2016, there were no entities that owned beneficially or of record 5% or more of the Class D shares of BAMSF.

As of June 30, 2016, the following entities owned beneficially or of record 5% or more of the Class Y shares of BAMSF:

•	Blackstone Treasury Solutions Advisors L.L.C., located at 345 Park Avenue, 11th Floor, New York, NY 10154, held approximately 38% of the outstanding shares of Class Y.

•	JPMorgan Chase Bank N.A., located at 270 Park Ave, New York, NY 10017, held approximately 30% of the outstanding shares of Class Y.

•	American International Group, Inc., located at 175 Water St, New York, NY, 10038, held approximately 8% of the outstanding shares of Class Y.

Any shareholder that beneficially owns more than 25% of the outstanding shares of BAMSF may be presumed to “control” (as that term is defined in the 1940 Act) BAMSF. As of June 30, 2016, no shareholders held 25% of the outstanding shares of the BAMSF. Shareholders controlling BAMSF could have the ability to vote a majority of the shares of BAMSF on any matter requiring approval of the shareholders of BAMSF.

The Trustees and officers, as a group, owned less than 1% of the Fund’s shares as of March 31, 2016.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Adviser

As detailed in the Prospectus, Blackstone Alternative Investment Advisors LLC (“BAIA” or the “Adviser”) is the investment adviser of the Fund and as such, has responsibility for the management of the Fund’s affairs, under the supervision of the Board of Trustees. The Adviser, a registered investment adviser located at 345 Park Avenue, 28th Floor, New York, New York 10154, was founded in 2012 and is an affiliate of Blackstone Alternative Asset Management L.P. and an indirect wholly-owned subsidiary of The Blackstone Group L.P., a publicly traded master limited partnership that has common units that trade on the New York Stock Exchange under the symbol “BX.” Blackstone was founded in 1985 and is one of the world’s leading investment and advisory firms.

The Adviser determines the allocations of the Fund’s assets and is responsible for selecting the strategies, for identifying and retaining Sub-Advisers with expertise in the selected strategies, and for determining the amount of Fund assets to allocate to each Sub-Adviser. Subject to the control of the Trustees, the Adviser also manages, supervises, and conducts certain other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services, and pays all salaries, fees, and expenses of officers and Trustees of the Trust who are affiliated with the Adviser.

The Fund pays the Adviser a management fee (the “Management Fee”) at an annual rate based on the Fund’s average daily net assets, excluding the net assets of the Subsidiaries. The Adviser receives additional compensation at an annual rate based on each Subsidiary’s average daily net assets for providing management services to the Subsidiaries. For collective net assets of the Fund and the Subsidiaries up to $2.5 billion, the Management Fee is calculated at a rate of 1.95%, and for collective net assets greater than or equal to $2.5 billion, the Management Fee is calculated at a rate of 1.80%. For BAMSF’s fiscal year ended March 31, 2016 and the period from BAMSF’s commencement of operations on June 16, 2014 to March 31, 2015, BAMSF and its Subsidiaries paid the Adviser total investment advisory fees of $54,840,602 and $9,488,096 (gross of any fee waivers and/or expense reimbursements), respectively.

The Adviser voluntarily has agreed to waive its fees and/or reimburse expenses of the Fund to the extent necessary to limit certain of the Fund’s expenses, together with the Management Fee, to an amount not to exceed the following annual rates: 2.40% annualized (for Class D, Class I, and Class Y Shares) and 2.55% annualized (for Class R Shares). The Fund has agreed to repay any waived fees or reimbursed expenses within the three year period after the Adviser’s waiver or reimbursement, when and if requested by the Adviser, but only to the extent that repayment would not cause these expenses and management fees to exceed 2.40% annualized (for Class D, Class I, and Class Y Shares) and 2.55% annualized (for Class R Shares). These waiver/reimbursement and recoupment arrangements cannot be terminated before August 31, 2018 without the consent of the Fund’s Board of Trustees. The maximum percentage limitations set forth above are based on all expenses of the Fund with the exception of (i) distribution or servicing fees, (ii) acquired fund fees and expenses, (iii) brokerage and trading costs, (iv) interest payments (including any interest expenses, commitment fees, or other expenses related to any line of credit of the Fund), (v) taxes, (vi) dividends and interest on short positions, and (vii) extraordinary expenses (as determined in the sole discretion of the Adviser) (together, the “Excluded Expenses”).

The Fund’s investment management agreement will continue in effect as to the Fund initially for two years and from year to year thereafter if such continuance is specifically approved at least annually by (a) the Board of Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, and (b) vote of a majority of the Trustees who are not interested persons of the Fund or the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated without penalty at any time on sixty days’ written notice, by vote of a majority of the Board of Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the Fund. The investment management agreement terminates automatically in the event of its “assignment,” as defined in the 1940 Act, or by the Adviser upon sixty days’ written notice to the Fund.

The Sub-Advisers

•	Bayview Asset Management, LLC (“Bayview”). The principal beneficial owner of Bayview is David Ertel, through his beneficial ownership interest in Bayview Asset Management Holdings, LLC (majority owner of Bayview).

•	Boussard & Gavaudan Investment Management, LLP. The principal owners of Boussard & Gavaudan Investment Management, LLP are Emmanuel Boussard and Emmanuel Gavaudan.

•	Caspian Capital LP. The principal owners of Caspian Capital LP are Adam S. Cohen and David N. Corleto.

•	Cerberus Sub-Advisory I, LLC. The principal owner of Cerberus Sub-Advisory I, LLC is Stephen A. Feinberg, who owns his interests indirectly through one or more intermediate entities.

•	Chatham Asset Management, LLC. Anthony Melchiorre is the founder and principal owner of Chatham Asset Management, LLC.

•	D.E. Shaw Investment Management, L.L.C. (“DESIM”). DESIM is a wholly owned subsidiary of D. E. Shaw & Co., L.P. (“DESCO LP”). D. E. Shaw & Co., Inc. (“DESCO Inc.”) is the general partner of DESCO LP. Dr. David E. Shaw is the president and sole shareholder of DESCO Inc.

•	Emso Partners Limited (“Emso”). Emso is wholly-owned by its employees. Mark Franklin is the founder and principal owner.

•	FT AlphaParity, LLC. The principal owner of FT AlphaParity, LLC is Franklin Templeton Institutional, LLC.

•	Good Hill Partners LP. Franklin Collins IV and Brant Brooks are the principal owners of Good Hill Partners LP.

•	GS Investment Strategies, LLC (“GSIS”). The sole member and principal owner of GSIS is The Goldman Sachs Group, Inc.

•	HealthCor Management, L.P. Joseph Healey and Arthur Cohen are the principal owners of HealthCor Management, L.P.

•	IPM Informed Portfolio Management AB (“IPM”). The principal owners of IPM are Catella Group and IPM’s employees.

•	Nephila Capital, Ltd. The principal owner of Nephila Capital, Ltd. is Nephila Partners, L.P. No single partner of Nephila Partners, L.P. owns or has the right to vote more than 25% of the firm’s capital.

•	Sorin Capital Management, LLC (“Sorin”). Sorin is owned by Sorin Investment Group, LLC, the principal owners of which are James J. Higgins, Thomas Digan and Thomas Tam.

•	Two Sigma Advisers, LP. (“Two Sigma”) The principal owners of Two Sigma are John A. Overdeck and David M. Siegel, who hold controlling interests in Two Sigma through one or more intermediate entities.

•	Waterfall Asset Management, LLC. The principal owners of Waterfall Asset Management, LLC are Thomas Capasse, Jack Ross, and Dyal Capital Partners (A), LP.

For BAMSF’s fiscal year ended March 31, 2016, the aggregate amount of sub-advisory fees paid to all of BAMSF’s Sub-Advisers except for Senfina was $27,001,737, which amounted to 0.94% of BAMSF’s average net assets as of March 31, 2016. The sub-advisory fee paid to Senfina, which was an affiliate of BAIA for the fiscal year ended March 31, 2016, with respect to BAMSF during this period was $1,267,874, which amounted to 0.04% of BAMSF’s average net assets as of March 31, 2016. From BAMSF’s commencement of operations on June 16, 2014 through the fiscal year ended March 31, 2015, the aggregate amount of sub-advisory fees paid to all of BAMSF’s Sub-Advisers except for Bayview was $4,446,937, which amounted to 0.37% of BAMSF’s net assets as of March 31, 2015. The sub-advisory fee paid to Bayview, which was an affiliate of BAIA for the fiscal year ended March 31, 2015, with respect to BAMSF during this period was $193,353, which amounted to 0.02% of BAMSF’s net assets as of March 31, 2015.

Additional information about each Sub-Adviser is available on the Investment Adviser Public Disclosure website (http://www.adviserinfo.sec.gov).

The Distributor

Blackstone Advisory Partners L.P. (the “Distributor”), located at 345 Park Avenue, New York, NY 10154, an affiliate of the Adviser, acts as the distributor and principal underwriter of the shares of the Fund. The Distributor will offer shares of the Fund for sale on a continuous basis and will use all reasonable efforts in connection with distribution of shares of the Fund.

The following table presents compensation information about the Distributor for the Fund’s fiscal year ended March 31, 2016, the end of the most recent fiscal year.

Fund	Distributor	Net Underwriting Discounts and Commissions	Compensation On Redemption and Repurchases	Brokerage Commissions	Other Compensation
BAMSF	Blackstone Advisory Partners L.P.	None	None	None	None

The Distributor may enter into agreements with intermediaries to provide administrative, sub-transfer agency, and other shareholder services to shareholders. To the extent permitted by applicable law (including the 1940 Act), the fees associated with such services may be charged to the Fund.

BAMSF has adopted an Amended and Restated Distribution and Service Plan (the “Distribution and Service Plan”) under Rule 12b-1 that allows BAMSF to pay distribution and other fees for the sale of its Class D Shares and for services provided to shareholders of Class D Shares. Pursuant to the Distribution and Service Plan, Class D Shares bear distribution and/or service fees at an annual rate of 0.25% of the average net assets of BAMSF attributable to Class D Shares. Payments of the distribution and/or service fee are used to compensate the Distributor for any distribution and sales and support services provided in connection with the offering and sale of Class D Shares and for personal services and/or the maintenance of shareholder accounts services provided to shareholders of Class D Shares. The Distributor may pay all or a portion of the distribution and/or service fee to brokers, dealers, selling agents, other financial institutions, or other industry professionals (collectively, “intermediaries”) for distribution services, sales support services, personal services, and/or the maintenance of shareholder account services provided and related expenses incurred by such intermediaries. Payments of the distribution and/or service fee may be made without regard to expenses actually incurred. The fees paid under the Distribution and Service Plan are not used to finance the distribution or servicing of any class of shares of BAMSF other than Class D Shares. Other than BAMSF’s Distributor, no interested person of BAMSF or Independent Trustee of the Trust has a direct or indirect financial interest in the operation of the Distribution and Service Plan or related agreements. During the fiscal year ended March 31, 2016, BAMSF paid $34,559 in fees pursuant to the Distribution and Service Plan.

BAIA and/or its affiliates may pay additional compensation, out of their own assets and not as an additional charge to BAMSF, to certain intermediaries in connection with the sale and/or distribution of shares of BAMSF or the retention and/or servicing of investor accounts. This compensation would be in addition to any compensation paid by BAMSF through the Distribution and Service Plan or for administrative, sub-transfer agency, networking, recordkeeping, and/or other shareholder support services, and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the intermediary. The level of such payments may be substantial and may be different for different intermediaries. These payments may create incentives on the part of an intermediary to view BAMSF favorably compared with other funds that do not make these payments, or that make smaller payments. As of the date of this SAI, the following intermediaries are receiving such payments: Charles Schwab & Co., Inc., Merrill Lynch, Pierce & Smith Incorporated, National Financial Services LLC, and UBS Financial Services Inc. The level of payments do not exceed 0.10% of the average daily net assets of the shares of BAMSF held by investors for as long as such shares are held by those investors through accounts at each respective intermediary or its affiliates and the intermediary continues to provide the investor servicing activities.

Administrator

State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, MA 02111, serves as the administrator to the Fund pursuant to an Administration Agreement between the Trust, on behalf of the Fund, and State Street (the “Administration Agreement”). Pursuant to the Administration Agreement, State Street provides or provided certain administrative and investor services to the Fund and furnishes at its own expense the personnel necessary to perform its obligations under the Administration Agreement. State Street is not required to pay the compensation of any employee of the Fund retained by the Board of Trustees to perform services on behalf of the Fund. For BAMSF’s fiscal year ended March 31, 2016 and the period from BAMSF’s commencement of operations on June 16, 2014 to March 31, 2015, BAMSF paid State Street fees of $3,713,160 and $1,033,933, respectively, for its services as the administrator of BAMSF.

Transfer Agent

State Street, located at One Lincoln Street, Boston, MA 02111, serves as the transfer agent to the Fund pursuant to a Transfer Agency and Service Agreement between the Trust, on behalf of the Fund, and State Street.

Custodian

State Street, located at One Lincoln Street, Boston, MA 02111, serves as the custodian of the Fund’s assets and provides certain accounting and valuation services to the Fund pursuant to a Master Custodian Agreement between the Fund and the Custodian.

Independent Registered Public Accounting Firm

The Fund’s independent registered public accounting firm is Deloitte & Touche LLP, 30 Rockefeller Plaza, New York, NY 10112. Deloitte & Touche LLP conducts an annual audit of the Fund’s financial statements.

Legal Counsel

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600, serves as counsel to the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Registrant has adopted proxy voting procedures and has retained an independent proxy voting service to vote the Fund’s proxies in accordance with its procedures. The proxy voting policies and procedures of the Adviser are attached as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available (1) without charge, upon request, by calling toll free 1-877-665-1287, and (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available on or about the following August 31.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Adviser

The Fund will bear any commissions or spreads in connection with its portfolio transactions, if any. In placing orders, it is the policy of the Fund to seek to obtain the best results, taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved, and other factors such as the broker- dealer’s risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, the Adviser seeks to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Adviser considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). Consistent with any guidelines established by the Board of Trustees of the Fund, as applicable, and Section 28(e) of the Exchange Act, the Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to its discretionary clients, including the Fund. In addition, the Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser or the Distributor) and to take into account the sale of shares of the Fund if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms.

Investment Funds

Investment Funds will incur transaction expenses in the management of their portfolios, which will decrease the value of the Fund’s investment in the Investment Funds. In view of the fact that the investment program of certain of the Investment Funds may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of the Investment Funds may be substantially greater than the turnover rates of other types of investment funds. In addition, the order execution practices of the Investment Funds may not be transparent to the Fund. Each Investment Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Adviser will have no direct or indirect control over the brokerage or portfolio trading policies employed by the portfolio managers. The Adviser expects that each Investment Fund will generally select broker-dealers to effect transactions on the Investment Fund’s behalf substantially in the manner set forth below.

Each Investment Fund generally will seek reasonably competitive commission rates. However, Investment Funds will not necessarily pay the lowest commission available on each transaction, and may engage in transactions with broker-dealers based on different criteria than those that the Fund would consider. Investment Funds may not be subject to the same regulatory restrictions as the Fund on principal and agency transactions. The Fund will indirectly bear the commissions or spreads in connection with the portfolio transactions of the Investment Funds.

No guarantee or assurance can be made that an Investment Fund’s brokerage transaction practices will be transparent or that the Investment Fund will establish, adhere to, or comply with its stated practices. Investment Funds may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the portfolio manager or its affiliates rather than the Investment Fund.

Sub-Advisers

The Sub-Advisory Agreements provide that each Sub-Adviser places orders for the purchase and sale of securities that are held in the Fund or a Subsidiary’s portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of each Sub-Adviser to seek best price and execution. Each Sub-Adviser shall consider all factors that it deems relevant when assessing best price and execution for the Fund or Subsidiary, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, each Sub-Adviser is authorized by the Board of Trustees to consider the “brokerage and research services” (as defined in Section 28(e) of the Exchange Act), provided by the broker. Each Sub-Adviser is also authorized to cause the Fund or Subsidiary to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. Each Sub-Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which each Sub- Adviser exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser. The Fund and Subsidiaries may purchase and sell portfolio securities through brokers who provide the Sub-Adviser with brokerage and research services.

The fees of each Sub-Adviser are not reduced by reason of its receipt of such brokerage and research services. Generally, a Sub-Adviser does not provide any services to the Fund or Subsidiary except portfolio investment management and related record-keeping services. The Adviser may request that a Sub-Adviser employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

The research services provided by brokers through which a Sub-Adviser executes transactions on behalf of the Fund may be used by a Sub-Adviser in servicing all of its accounts and not all of these services may be used by the Sub-Adviser in connection with the Fund. It is possible that certain of the services received by a Sub-Adviser attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Sub-Adviser.

BAMSF paid $7,443,111 and $1,501,537 in aggregate brokerage commissions for BAMSF’s fiscal year ended March 31, 2016 and the period from BAMSF’s commencement of operations on June 16, 2014 through the fiscal year ended March 31, 2015, respectively. The amount of brokerage commissions increased for the fiscal year ended March 31, 2016 from the prior fiscal period due to, in part, increased levels of brokerage transactions because of growth of the Fund since its inception in 2014. The amount of transactions related to BAMSF’s commissions was approximately $12,826,164,060 for BAMSF’s fiscal year ended March 31, 2016 and $3,060,417,192 from BAMSF’s commencement of operations on June 16, 2014 through the fiscal year ended March 31, 2015.

The Fund paid the following commissions to its respective affiliated brokers during the fiscal years ended

March 31, 2016 and March 31, 2015.

Fund	Broker-Dealer	Aggregate Commissions		Percentage of Brokerage Transactions
		2016	2015	2016	2015
BAMSF	Blackstone Advisory Partners L.P.	$—	$—	0.00%	0.00%

For the fiscal year ended March 31, 2016 and the period from BAMSF’s commencement of operations on June 16, 2014 to March 31, 2015, BAMSF’s Sub-Advisors paid $6,407,399 and $1,239,227, respectively, in brokerage commissions to firms that provided research and execution services, and the approximate dollar amount of transactions involved was $12,790,428,931 and $3,042,033,151, respectively.

The value of BAMSF’s aggregate holdings of the securities of its regular brokers or dealers (as defined in

Rule 10b-1 under the 1940 Act), if any portion of such holdings were purchased during the fiscal year ended March 31, 2016, are as follows:

Regular Broker-Dealer	Aggregate Holdings
Credit Suisse Group	$97,708,966
Morgan Stanley & Co	$31,781,052
Citigroup, Inc.	$15,049,640
Barclays Capital, Inc.	$13,866,650
Goldman Sachs & Co	$944,549

TOTAL	$159,350,857

PORTFOLIO TURNOVER

The annual rate of portfolio turnover may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Portfolio turnover is calculated by dividing the lesser of purchases or sales of Fund portfolio securities during the fiscal year by the monthly average of the value of the Fund’s portfolio securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). For the fiscal year ended March 31, 2016, BAMSF’s portfolio turnover rate was 172% of the average value of its portfolio. For the period from commencement of operations on June 16, 2014 through the fiscal year ended March 31, 2015, BAMSF’s portfolio turnover rate was 194% of the average value of its portfolio (not annualized).

DISCLOSURE OF PORTFOLIO HOLDINGS

Policy

The Fund’s Board of Trustees has adopted policies and procedures developed by the Adviser with respect to the disclosure of the Fund’s portfolio securities and any ongoing arrangements to make available information about the Fund’s portfolio securities.

Portfolio Holdings Information

For the purpose of this policy, portfolio holdings information includes position descriptions, issuer names, CUSIPs, ticker symbols, and other information sufficient to identify a specific portfolio holding of the Fund.

The Fund’s sector, strategy and geographic weightings, yield, performance attribution (e.g., analysis of the strategies or sectors that contributed to the Fund’s performance), and other summary and statistical information that does not include identification of specific portfolio holdings is not portfolio holdings information and may be disclosed provided that (i) the nature of the information disclosed is not such as would permit the recipient to infer or derive information about a portfolio or specific portfolio holding that could be used to the detriment of such portfolio, and (ii) such disclosure is otherwise in accordance with the general principles in this policy.

Conflicts of Interest

The policy requires that consideration always be given as to whether disclosure of information about the Fund’s portfolio holdings is in the best interests of the Fund’s shareholders. As a consequence, any conflicts of interest between the interests of the Fund’s shareholders and those of the Adviser, the Distributor, or their affiliates in connection with the disclosure of portfolio holdings information should be addressed in a manner that places the interests of Fund shareholders first.

None of the Fund, the Adviser, the Distributor, or any of their affiliates may receive compensation or any other consideration in connection with the disclosure of a Fund’s portfolio holdings

Procedures

Publicly-Available Information

Disclosure of the Fund’s complete list of holdings is made quarterly within 60 days of the end of each fiscal quarter (in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q). These reports are available, free of charge, on the EDGAR database on the SEC’s website at http://www.sec.gov.

In addition, the Fund may make its portfolio holdings information publicly available on the Adviser’s website in such scope and form and with such frequency as the Adviser may reasonably determine. The Fund and/or the Adviser may disclose portfolio holdings information that is publicly available.

Limited Release of Non-Public Information

The Fund may not distribute non-public portfolio holdings information unless it has a legitimate purpose for doing so. The release of non-public portfolio holdings information must be subject to a confidentiality agreement or other duty/understanding of confidentiality to prohibit the recipient from sharing with an unauthorized recipient or trading upon the information provided. Non-public portfolio holdings information may be disclosed to the following persons:

a.	Adviser Personnel. Portfolio holdings information is available to Fund-affiliated Adviser personnel involved in the management, administration, or operations of the Fund.

b.	Fiduciary to all Shareholders. Portfolio holdings information (and related risk/performance analyses) may be disclosed to an appropriate fiduciary who is determined by the Fund’s Chief Compliance Officer (“CCO”), or designee, to be acting on behalf of all shareholders.

c.	Trustees, Counsel, and Auditors. Portfolio holdings information may be released to a Fund’s trustees, legal counsel, counsel to its independent trustees, and its independent public accounting firm.

d.	Service Providers. Portfolio holdings information may be provided to entities that provide services to a Fund in connection with its management, administration, or operations, including, but not limited to, the Sub-Advisers, custodian, administrator, fund accounting agent, pricing vendors, proxy voting provider, and rating agencies.

e.	Sell-Side Brokers. A list of securities (that may include Fund holdings together with other securities) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

f.	Transaction Counterparties. A trade in process may be discussed with counterparties, potential counterparties, and others involved in the transaction (i.e., brokers and custodians).

g.	Regulatory Authorities. The Fund’s portfolio holdings may be released on an as-needed basis in required regulatory filings, to governmental agencies and authorities, or otherwise as required by applicable law.

Ongoing Arrangements

Under the policy, the Fund may release portfolio holdings information on a regular basis for a legitimate business purpose to a custodian, sub-custodian, administrator, fund accounting agent, proxy voting provider, rating agency, or other vendor, service provider, or other party that is subject to a confidentiality agreement or other duty/understanding of confidentiality to prohibit the recipient from sharing non-public information with unauthorized recipients or sources and trading upon the information provided.

The approval of the Fund’s CCO, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information.

The Adviser has entered into ongoing agreements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

Type of Service Provider	Frequency	Delay Before Dissemination
Fund’s Transfer Agent	Daily	None
Fund’s Custodian	Daily	None
Fund’s Administrator	Daily	None
Fund’s Securities Lending Agent	Daily	None
Fund’s Auditor	During annual audit	None
Independent rating agencies—e.g. Morningstar, Inc., Lipper Inc., S&P, Moody’s, Fitch	Upon Request	None
Pricing Vendors—e.g. Markit, JP Morgan Pricing Direct, Super Derivatives, Reuters, IDC, BAML Price Serve, Bloomberg, State Street	Daily access to relevant information	None
Fund’s Sub-Adviser’s Administrator and licensed affiliates, if applicable	Daily access to relevant information	None
Institutional Shareholder Services Inc. for proxy voting guidance	Daily	None
Fund’s Legal Counsel	For regulatory filings, board meetings, and other relevant legal issues	None

Exceptions

Other disclosures of portfolio holdings information will be made only following a determination by the CCO, or designee, that (i) the disclosures are in or not opposed to the best interests of the Fund’s shareholders; (ii) the disclosures are for a legitimate business purpose; (iii) the recipient is subject to a duty of confidentiality; (iv) the disclosures are reasonable in light of any potential conflict of interest between the Adviser’s interests (or that of an affiliate) and those of the Fund’s shareholders; and (v) the disclosures are otherwise consistent with the purposes of this policy.

The CCO, or designee, will use reasonable efforts to monitor the recipient’s use of non-public portfolio holdings information pursuant to this policy by means that may include contractual provisions, notices reminding a recipient of its obligations, or other commercially reasonable means.

Board Reporting

The CCO will report to the Board of Trustees at least annually regarding disclosures pursuant to this policy, including (i) on-going arrangements to make available portfolio holdings information; (ii) any exceptions to this policy; and (iii) any material breaches of this policy.

DESCRIPTION OF SHARES

The Fund is currently the only series of the Trust. A separate series of the Trust was liquidated after the conclusion of the Fund’s March 31, 2016 fiscal year end. The Trust’s Declaration of Trust permits the Trust’s Board of Trustees to authorize the Trust’s issuance of an unlimited number of full and fractional shares of beneficial interest (without par value), which may be divided into different series and classes without shareholder approval. Each share represents an equal proportionate interest in the series with each other share of the same series, none having priority or preference over another. Shares of each class may have such preferences and relative rights and privileges (including conversion rights, if any) as the Trustees may determine. The Fund currently offers four classes of shares: Class D Shares, Class I Shares, Class R Shares, and Class Y Shares. Additional series and classes may be added in the future. Shares have no preemptive rights and are non-assessable.

Each Class D Share, Class I Share, Class R Share, and Class Y Share of the Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of the Fund are borne at the same rate by each class of shares, except that fees under the Distribution and Service Plan are borne exclusively by Class D Shares, administration/shareholder servicing fees and expenses are borne at different rates by different share classes, and share class specific expenses are borne by each respective class. The Trustees may determine in the future that it is appropriate to allocate other expenses differently among classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the IRS. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that the respective administration/shareholder servicing and Distribution and Service Plan fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share of a class of shares may differ depending upon the class of shares purchased.

It is possible that an intermediary may offer different classes of shares (i.e., Class D, Class I, Class R, and Class Y Shares) to its customers and thus receive different compensation with respect to different classes of shares of the Fund.

Shareholders of the Fund are entitled to vote, together with the holders of shares of any other series of the Trust, only for certain matters, as set forth in the Declaration of Trust. Each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote are voted in the aggregate as a single class without regard to series or class of shares, except that (i) when required by the 1940 Act or when the Trustees determine that the matter affects one or more series or classes of shares materially differently, shares are voted by individual series or class, and (ii) when the matter affects only the interests of one or more series or classes, only shareholders of such series or classes are entitled to vote thereon. Shares may be voted in person or by proxy.

Subject to the provisions of the 1940 Act, the Board of Trustees, in its sole discretion, may cause the Trust to redeem some or all of the shares of a shareholder at the net asset value of such shares under terms set by the Trustees. Except in limited circumstances, the Board of Trustees may, without any shareholder vote, amend or otherwise supplement the Declaration of Trust or authorize the Trust, or any series of the Trust, to merge, consolidate, or transfer all or a substantial portion of its assets. The Trust, any series of the Trust, or any class of any series, may be terminated at any time (i) by a vote of at least 66-2/3% of the shares of Trust or the relevant series or class, or (ii) by the Trustees upon written notice to the shareholders of the Trust or the relevant series or class.

The Trust is an entity commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides each shareholder and former shareholder with indemnification against losses arising from such liability.

TAXES

Taxation of the Fund

The Fund has elected to be, and intends to qualify and be treated each year as, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (previously defined as the “Code”). In order to qualify for the special tax treatment accorded RICs and its shareholders, the Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in “qualified publicly traded partnerships” (as described below); (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income for such year.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (a partnership (a) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (b) that derives less than 90% of its income from the qualifying income described in paragraph (i)(a) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). For purposes of (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (ii) above, the identification of the issuer (or issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (ii) above.

If it qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below). The Fund’s intention to qualify for treatment as a RIC may negatively affect the Fund’s return to shareholders by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs. Moreover, it may be difficult for the Fund to meet the income, diversification or distribution test set forth in the second preceding paragraph. The amount, timing and character of the Fund’s income in respect of certain Fund investments is uncertain, including under Subchapter M. If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, disposing of certain assets, or making additional distributions. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and to be treated as qualified dividend income in the case of individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. Thus, failure to qualify as a RIC would likely materially reduce the investment return to Fund’s shareholders.

The Fund intends to distribute substantially all of its investment company taxable income and all net realized long-term capital gain in a taxable year. If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim such refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31, plus undistributed amounts from prior years. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 generally are treated as arising on January 1 of the following calendar year. Also, for purposes of the excise tax, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. The Fund may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply such carryforwards first against gains of the same character.

In determining its taxable income and its earnings and profits, the Fund generally may elect to treat part or all of any net ordinary loss attributable to the portion of the taxable year after December 31 as if it was incurred in the succeeding taxable year.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

The Fund may report certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The Fund cannot predict at this time what portion, if any, of its dividends will be eligible for treatment as QDI.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). The Fund cannot predict at this time what portion, if any, of its dividends will be eligible for the dividends- received deduction.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. For these purposes,

“net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange, or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisers regarding the positional implications of this tax on their investment in the Fund.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Distributions declared and payable by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

If, in and with respect to any taxable year, the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year early in the succeeding year.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares of the Fund are purchased, including by means of dividend reinvestments, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the sale, exchange or redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you sold, exchanged or redeemed. See the Fund’s Prospectus for more information.

Foreign Taxes

Income received by the Fund from sources within foreign countries, and proceeds from the sale or other disposition of portfolio securities, may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. The Fund may be liable to foreign governments for taxes relating primarily to income from or dispositions of foreign securities. If at the close of its taxable year, more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations, the Fund will be permitted to make an election under the Code that would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Foreign governments are treated as foreign corporations for purposes of the 50% test described above.

Foreign Currency Transactions

Any transaction by the Fund in foreign currencies, foreign-currency denominated debt obligations or certain foreign currency options, futures contracts, or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Foreign currency gains are generally treated as qualifying income for purposes of the 90% gross income test for RIC qualification described above. There is a remote possibility that the Secretary of the Treasury will issue contrary tax regulations with respect to foreign currency gains that are not directly related to a RIC’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities), and such regulations could apply retroactively.

Options, Futures and Other Derivative Instruments

In general, any option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying securities or other assets, the Fund generally will recognize capital gain or loss equal to (i) the sum of the strike price and the option premium received by the Fund minus (ii) the Fund’s basis in the underlying securities or other assets. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying securities or other assets. If securities or other assets are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities or other assets purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute qualified dividend income or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain contracts (including regulated futures contracts and non-equity options) entered into by the Fund will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market,” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. The Fund’s direct or indirect investments in commodity-linked instruments can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify. Income and gains from certain commodity-linked instruments do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of some other commodity- linked instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked exchange-traded notes (“ETNs”) and certain commodity-linked structured notes; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect the Fund’s ability to qualify for treatment as a RIC and to avoid a fund-level tax.

To the extent that, in order to achieve exposure to commodities, the Fund invests in entities that are treated as pass-through vehicles for U.S. federal income tax purposes, including, for instance, certain ETFs (e.g., ETFs investing in gold bullion) and partnerships other than qualified publicly traded partnerships (as defined earlier), all or a portion of any income and gains from such entities could constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement described above. In such a case, the Fund’s investments in such entities could be limited by its intention to qualify as a RIC and could bear on its ability to so qualify. Certain commodities-related ETFs may qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement. If, however, such a vehicle were not to constitute a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement and thus could adversely affect the Fund’s ability to qualify as a RIC for a particular year. In addition, the diversification requirement described above for RIC qualification will limit the Fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Fund’s total assets as of the close of each quarter of the Fund’s taxable year.

In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to uncertainty with respect to their tax treatment, and to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale, and short sale rules). The aforementioned rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/ or character of distributions to shareholders.

Because the tax treatment and the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to these rules or treatment (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Event–Linked Instruments

The tax rules are uncertain with respect to the treatment of certain event-linked instruments, including those commonly known as “catastrophe bonds.” Also, the timing and character of income or gains arising from such instruments is uncertain, including under Subchapter M. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect the Fund’s ability to qualify for treatment as a RIC and to avoid a Fund-level tax.

Multi-Manager Approach

The Fund employs a multi-manager approach in which the Adviser and one or more other managers each provide day-to-day portfolio management for a portion of the Fund’s or a Subsidiary’s assets. Due to this multi-manager approach, certain of the Fund’s investments may be more likely to be subject to one or more special tax rules (including, but not limited to, wash sale, constructive sale, short sale and straddle rules) that may affect the timing, character and/or amount of the Fund’s distributions to shareholders.

Securities Issued or Purchased at a Discount

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero- coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations that are acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security.

Market discount generally accrues in equal daily installments. The Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Increases in the principal amount of an inflation indexed bond will be treated as OID. Decreases in the principal amount of an inflation indexed bond will reduce the amount of interest from the debt instrument that would otherwise be includible in income by the Fund.

If the Fund holds the foregoing kinds of debt instruments, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxable to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gain from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

At-Risk or Defaulted Securities

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID or market discount; when and to what extent the Fund may take deductions for bad debts or worthless securities; and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a RIC and avoid becoming subject to U.S. federal income or excise tax.

Municipal Obligations

The interest on municipal obligations is generally exempt from U.S. federal income tax. However, distributions from the Fund derived from interest on municipal obligations are taxable to shareholders of the Fund when received. In addition, gains realized by the Fund on the sale or exchange of municipal obligations are taxable to shareholders of the Fund.

Passive Foreign Investment Companies

Funds that invest in non-U.S. securities may own shares in certain foreign investment entities, referred to as “passive foreign investment companies” (“PFICs”). In order to avoid U.S. federal income tax on distributions received from a PFIC, and an additional charge on a portion of any “excess distribution” from such PFICs or gain from the disposition of such shares, the Fund may elect to mark the gains (and to a limited extent the losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. If the PFIC provides the Fund with certain information, the Fund may alternatively elect to treat the PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and require the Fund to sell securities it would have otherwise continued to hold (including when it is not advantageous to do so) in order to make distributions to shareholders to avoid any Fund-level tax. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and “excess distribution” charges described above in some instances. Dividends paid by PFICs generally will not qualify for treatment as qualified dividend income.

Investments in REITs

Any investment by the Fund in equity securities of real estate investment trusts qualifying as such under Subchapter M of the Code (“REITs”) may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Mortgage-Related Securities

The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for charitable remainder trusts, as noted under “Tax-Exempt Shareholders” below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions): (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Investment in the Cayman Subsidiary

The Fund intends to gain exposure to commodities and commodity-related instruments in whole or in part through investments in the Cayman Subsidiary. As described above, in order to qualify as a RIC, the Fund must derive at least 90% of its gross income each taxable year from sources treated as “qualifying income” under the Code. Investments in commodities and certain commodity-linked instruments generate income that is not “qualifying income” for purposes of meeting this 90% test. Although the IRS formerly issued a number of private letter rulings (“PLRs”) that indicated that certain income from a RIC’s investment in a controlled foreign corporation (see discussion below) would constitute “qualifying income” for purposes of the 90% gross income test, the IRS has suspended issuance of further PLRs pending a review of its position on the matter. If the IRS were to change its position with respect to the conclusions reached in the PLRs and assert that the income from the Fund’s investment in the Cayman Subsidiary might not be “qualifying income,” which change in position may be applied retroactively to the Fund, the Fund would likely not qualify as a RIC for one or more years, which would adversely affect the value of an investment in the Fund.

The Cayman Subsidiary is wholly owned by the Fund. A U.S. person who owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” Because the Fund is a U.S. person that owns all of the stock of the Cayman Subsidiary, the Fund is a “U.S. Shareholder” with respect to the Cayman

Subsidiary and the Cayman Subsidiary is a CFC. As a “U.S. Shareholder,” the Fund is required to include in gross income for U.S. federal income tax purposes all of the Cayman Subsidiary’s “subpart F income” (defined below), whether or not such income is distributed by the Cayman Subsidiary. It is expected that all of the Cayman Subsidiary’s income will be “subpart F income.” “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives. The Fund’s recognition of the Cayman Subsidiary’s “subpart F income” will increase the Fund’s tax basis in that Subsidiary. Distributions by the Cayman Subsidiary to the Fund will be tax-free, to the extent of the Cayman Subsidiary’s previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in that Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Cayman Subsidiary’s underlying income. Net losses incurred by the Cayman Subsidiary during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by the Cayman Subsidiary during a tax year generally cannot be carried forward by the Subsidiary to offset gains realized by it in subsequent tax years. Further, if a net loss is realized by an investment vehicle that is treated as a corporation for U.S. federal income tax purposes, such net loss generally is not available to offset the income earned from other sources by the Cayman Subsidiary that invests in such investment vehicle.

In addition, if any income earned by the Cayman Subsidiary or by an underlying investment vehicle in which the Cayman Subsidiary invests were treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income” or “ECI”), such income would be subject to both a so-called “branch profits tax” of 30% and a federal income tax at the rates applicable to U.S. corporations, at the entity level. If, for U.S. federal income tax purposes, the Cayman Subsidiary were to earn ECI in connection with its direct investment activities, or were deemed to earn ECI in respect of the activities of an underlying investment vehicle, a portion or all of the Subsidiary’s or income would be subject to these U.S. taxes. The Fund expects that, in general, the activities of the Cayman Subsidiary will be conducted in such a manner that none of these entities will be treated as engaged in a U.S. trade or business, but there can be no assurance that none of these entities will recognize any effectively connected income. The imposition of U.S. taxes on ECI, at either the Cayman Subsidiary level or the level of an Investment Fund, could significantly reduce shareholders’ returns on their investments in the Fund.

Investment in the Domestic Subsidiaries

The Domestic Subsidiaries are disregarded entities for U.S. federal tax purposes. As a result, including for purposes of meeting the ongoing distribution, asset diversification, qualifying income, and other requirements applicable to RICs under Subchapter M of the Code, in the case of each Domestic Subsidiary, (i) the Fund is treated as owning the Domestic Subsidiary’s assets directly, (ii) any income, gain, loss, deduction or other tax items arising in respect of the Domestic Subsidiary’s assets will be treated as if they are realized or incurred, as applicable, directly by the Fund, and (iii) any distributions the Fund receives from the Domestic Subsidiary will have no effect on the Fund’s U.S. federal income tax liability or the requirements applicable to it for RIC treatment under the Code.

Investments in Other Regulated Investment Companies

The Fund’s investments in shares of an ETF or another company that qualifies as a RIC (for purposes of this section, each, an “underlying RIC”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying RIC.

If the Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

If the Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

Investments in Partnerships

For U.S. federal income tax purposes, if the Fund invests in an investment company or other vehicle that is treated as a partnership for such purposes, the Fund generally will be allocated its share of the income, gains, losses, deductions, credits, and other tax items of the partnership so as to reflect the Fund’s interest in the partnership. As noted above, income derived from a partnership will be treated as qualifying income to the Fund only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the Fund. A partnership in which the Fund invests may modify its partner allocations to comply with applicable tax regulations, including, without limitation, the income tax regulations under Sections 704, 706, 708, 734, 743, 754, and 755 of the Code. It also may make special allocations of specific tax items, including gross income, gain, deduction, or loss. These modified or special allocations could result in the Fund, as a partner, receiving more or fewer items of income, gain, deduction, or loss (and/or income, gain, deduction, or loss of a different character) than it would in the absence of such modified or special allocations. The Fund will be required to include in its income its share of a partnership’s tax items, including gross income, gain, deduction, or loss, for any partnership taxable year ending within or with the Fund’s taxable year, regardless of whether or not the partnership distributes any cash to the Fund in such year.

In general, the Fund will not recognize its share of these tax items until the close of the partnership’s taxable year. However, absent the availability of an exception, the Fund will recognize its share of these tax items as they are recognized by the partnership for purposes of determining the Fund’s liability for the 4% excise tax (described above). If the Fund and the partnership have different taxable years, the Fund may be obligated to make distributions in excess of the net income and gains recognized from that partnership and yet be unable to avoid the 4% excise tax because it is without sufficient earnings and profits at the end of its taxable year.

In general, cash distributions to the Fund by a partnership in which it invests (including in partial or complete redemption of its interest in the partnership) will represent a nontaxable return of capital to the Fund up to the amount of the Fund’s adjusted tax basis in its interest in the partnership, with any amounts exceeding such basis treated as capital gain. Any loss may be recognized by the Fund only if it redeems its entire interest in the partnership for money.

If the Fund receives allocations of income from a partnership in which it invests that are eligible for qualified dividend treatment or the dividends-received deduction, then the Fund, in turn, may report a portion of its distributions as qualified dividend income or as eligible for the dividend-received deduction, as applicable, provided certain conditions are met.

More generally, as a result of the foregoing and certain other special rules, the Fund’s investment in investment companies that are partnerships for U.S. federal income tax purposes can cause the Fund’s distributions to shareholders to vary in terms of their timing, character, and/or amount from what that Fund’s distributions would have been had the Fund invested directly in the portfolio securities and other assets held by those underlying partnerships.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if the Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October

2006, a CRT will not recognize UBTI as a result of investing in a RIC that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a RIC that recognizes excess inclusion income, then the RIC will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT or other shareholder and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax-exempt shareholders are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Backup Withholding

Backup withholding is generally required with respect to taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a correct taxpayer identification number, who has under- reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. The backup withholding rate is 28%. Amounts withheld as a result of backup withholding are remitted to the U.S. Treasury but do not constitute an additional tax imposed on the shareholder; such amounts may be claimed as a credit on the shareholder’s U.S. federal income tax return, provided the appropriate information is furnished to the IRS.

Foreign (Non-U.S.) Shareholders

Distributions by the Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“non-U.S. shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual non-U.S. shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is (or is treated as) effectively connected with the conduct by the non-U.S. shareholder of a trade or business within the United States, including distributions subject to special rules regarding the disposition of U.S. real property interests as described below.

If the Fund invests in a RIC that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to non-U.S. shareholders. The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

Non-U.S. shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by the Fund to non-U.S. shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

The exception to withholding for interest-related dividends does not apply to distributions to a non-U.S. shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-U.S. shareholder and the non-U.S. shareholder is a controlled foreign corporation.

If the Fund invests in a RIC that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to non-U.S. shareholders. The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

Non-U.S. shareholders should contact their intermediaries regarding the application of these rules to their accounts. Distributions by the Fund to non-U.S. shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A non-U.S. shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct by the non-U.S. shareholder of a trade or business within the United States, (ii) in the case of a non-U.S. shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the non-U.S. shareholder’s sale of shares of the Fund (as described below).

Non-U.S. shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the non-U.S. shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a non-U.S. shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, non-U.S. shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.

If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If the Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.

The Fund generally does not expect that it will be a QIE.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

In order to qualify for an exemption from withholding described above, a non-U.S. shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Non-U.S. shareholders should contact their tax advisers in this regard. Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax adviser regarding the applicability to them of both this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (“FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends, including Capital Gain Dividends, it pays and after December 31, 2016 (which date, under recent

Treasury Guidance, is expected to be delayed until after December 31, 2018), 30% of the gross proceeds of share redemptions or exchanges and certain capital gain dividends it pays. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends, short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Other Tax Matters

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax laws. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local, and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions, possibly with retroactive effect.

FINANCIAL STATEMENTS

The Fund’s financial statements for the period ended March 31, 2016, and the financial highlights for the period presented, appearing in its 2016 Annual Report to Shareholders, and the report thereon of Deloitte & Touche LLP, the Fund’s independent registered public accounting firm, also appearing therein, are incorporated by reference in this SAI. No other parts of the Fund’s 2016 Annual Report to Shareholders are incorporated herein. The Fund’s 2016 Annual Report to Shareholders, which contains the referenced financial statements, is available upon request and without charge, and was filed electronically with the SEC on Form-NCSR on June 2, 2016 (Accession No. 0001193125-16-611033).

Appendix A

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

PROXY VOTING POLICY

The Board of Trustees of Blackstone Alternative Investment Funds (the “Trust”) has delegated proxy voting authority relating to portfolio holdings of Blackstone Alternative Multi-Strategy Fund (the “Fund”) to Institutional Shareholder Services Inc. (“ISS”). ISS shall vote proxies related to U.S. securities pursuant to the United States Concise Proxy Voting Guidelines, as amended from time to time, attached hereto. The complete summary guidelines for the U.S. as well as for other foreign countries is available on ISS’s website at http://www.issgovernance.com/policy-gateway/2016-policy-information/.

The appropriate officers of the Trust shall maintain, or cause ISS or another service provider of the Fund to maintain, a copy of the Fund’s proxy voting policies and procedures, and a copy of the proxy voting record for the Fund.

The Fund shall:

1.	File its complete proxy voting record with the Securities and Exchange Commission (the “Commission”) on an annual basis on Form N-PX.

2.	Disclose in its SAI the policies and procedures that it uses to vote proxies relating to portfolio securities.

3.	Make available to shareholders, either on its website or upon request, the record of how the Fund voted proxies relating to portfolio holdings.

4.	Disclose in its annual and semi-annual reports to shareholders and in its registration statement the methods by which shareholders may obtain information about the Fund’s proxy voting policies and procedures and the Fund’s proxy voting record.

Dated January 29, 2016

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